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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                            Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2010 through December 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer AMT-Free
Municipal Fund

--------------------------------------------------------------------------------
Annual Report | December 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PBMFX
Class B   PBMUX
Class C   MNBCX
Class Y   PBYMX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         31
Notes to Financial Statements                                39
Report of Independent Registered Public Accounting Firm      48
Approval of Investment Advisory Agreement                    50
Trustees, Officers and Service Providers                     54


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     1

President's Letter

Dear Shareowner,

Throughout 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds, until a rally late in the year lifted equity returns. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged for those first eleven months, valuations were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors, many of whom were rewarded in the subsequent late-year equity rally.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     3

Portfolio Management Discussion | 12/31/10

In the following interview, David Eurkus outlines the investment environment for tax-free bonds during the Pioneer AMT-Free Municipal Fund's most recent fiscal year ended December 31, 2010, as well as the Fund's performance, his investment strategy and his outlook going forward. Mr. Eurkus, senior vice president at Pioneer, is the lead portfolio manager of the Fund, which is co-managed by Timothy Pynchon.

Q  How did the Fund perform during the 12 months ended December 31, 2010?

A For the 12 months ended December 31, 2010, Pioneer AMT-Free Municipal Fund Class A shares returned 2.15% at net asset value, while the Fund's benchmark, the Barclays Capital Municipal Bond Index, returned 2.38%. Over the same period, the average return of the 259 mutual funds in Lipper's General Municipal Debt Funds category was 1.72%.

Q How would you describe the investing environment for tax-exempt bonds during the 12 months ended December 31, 2010?

A Over the 12-month period ended December 31, 2010, the U.S. economy continued to recover, though growth was slow and the environment difficult in light of stubbornly high unemployment and ongoing elevated foreclosure rates in the housing market. In addition, a number of debt-ridden European countries were forced to seek assistance from the European Central Bank and the International Monetary Fund, and to commit to slashing their budgets going forward.

   For the first nine months of 2010, the municipal bond market performed well, and there was a high level of inflows from the money market sector into municipal bond funds because of near-zero interest rates on very short-term investment vehicles. Tax-exempt bonds were also benefiting from reduced supply, due in part to increased supply in the taxable marketplace because of the government's Build America Bonds (BAB) program.

   Toward the end of the third quarter (late September 2010), however, the tax-exempt bond market began to be hit hard by a number of negative events, including spikes in long-term interest rates and a steeper yield curve; negative headlines regarding the fiscal health and solvency of some states and municipalities; outflows from mutual funds as investors reacted to the media coverage; volatile Treasury yields; and negative credit news for certain classes of municipals, including tobacco bonds. In addition, during the summer of 2010 the U.S. Federal Reserve Board (the Fed) hinted at and then later announced a second round of quantitative easing ("QE2") -- including purchases of $600 billion in Treasury securities -- in order to provide


4     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
   support for the economy and for asset prices. When the official announcement of QE2 was made, many investors were surprised to learn that the Fed would not be purchasing 30-year Treasuries, and long-term bonds sold off. Lastly, Congress' decision to end the BAB program as part of its year-end tax and employment benefits deal prompted another sell-off in the municipal market, as investors anticipated a significant increase in municipal bond supply going forward.

   The series of unfavorable events caused municipals to post their worst performance in a fourth quarter (on a relative and absolute basis) since 1980, as yields on high-grade 30-year municipal bonds rose by over 100 basis points (one percentage point) as their prices declined. The slide in the municipal bond market in the fourth quarter was also the market's worst for any three-month period since the first quarter of 1994. Despite the recent downdraft in tax-exempt bond prices, however, municipals managed to post positive returns for 2010 as a whole, and tax-free bonds retained the lowest default rate of any fixed-income class besides Treasuries, which are guaranteed by the federal government.

Q Will you discuss your overall investment strategy for the Fund over the 12-month period ended December 31, 2010?

A Our principal strategy for the Fund is to purchase and hold discounted long-term municipal bonds, as those investments offer the highest yields in the tax-exempt marketplace. Despite the recent disruptions in the municipal market, on a long-term basis we continue to be comfortable with the Fund's long-duration stance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.) We believe that our broadly diversified strategy may enable the Fund to outperform its benchmark and peers over the long term.

   During the 12-month period, the Fund also continued to have a strong focus on sectors vital to communities nationwide, whether the U.S. economy is growing or contracting. The sectors include health care/hospitals, public and private education, transportation, power and energy.

   We also maintained a strong focus on overall portfolio quality during the 12-month period. As of December 31, 2010, 13% of the Fund's portfolio was rated AAA or the equivalent, and 61% was rated A or better. In addition, the Fund remained broadly diversified among a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from Fund performance during the 12 months ended December 31, 2010, and did you make any significant changes to the Fund's portfolio during the 12-month period?

A As we were comfortable with bond positions already built into the Fund's portfolio over the last two years, and with the Fund's long-duration stance,

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     5
   we did not make any significant purchases or sales over the period. The
   Fund benefited from previous investments in health care/hospital bonds, which have been staging a recovery following a long period of uncertainty regarding the details of federal health care legislation, now signed into law. Also, the Fund's credit stance, emphasizing A-rated and Baa credits as often undervalued, contributed to benchmark-relative performance.

   In contrast, the Fund's long-duration stance detracted from performance during the period, albeit in the short term, as negative news about the municipal markets caused yields of long-term bonds to rise sharply. Also, the Fund's modest holdings in tobacco bonds, derived from 1998's Master Settlement Agreement between 46 states and major tobacco companies, detracted from performance results. Investors have been concerned about slowing receipts from tobacco firms (which are used to pay the bonds' principal and interest), given that cigarette consumption has declined recently. Lastly, pre-refunded municipal bonds held in the Fund's portfolio detracted from performance, as Treasury yields rose during the 12 months ended December 31, 2010. (Pre-refunded municipal bonds are tax-exempt securities where the issuer decides to buy its bonds back before the scheduled maturity date, and then reinvest the proceeds in Treasury bills until the scheduled "call" date of the original bond.)

Q  What is your outlook going forward?

A While the tax-exempt bond market has endured a relatively large decline in prices during the past few months, we feel that many municipal bonds are undervalued and very attractively priced. Of course, we cannot be confident that the worst disruptions in the market are over until most tax-exempt bond funds stop experiencing severe outflows. That will depend, in part, on a decline in the negative media headlines that have helped to push municipal yields sharply higher. We believe, however, that projections by some market observers of widespread defaults and bankruptcies for local municipal credits will turn out to be overstated. As the expected realization of that likely outcome takes hold in the coming weeks and months, we believe that positive fund flows should once again provide support for the tax-exempt market, and could even spark a rally.

   The U.S. economy, although improving, is not terribly robust. Inflation remains near zero, however, and the Fed's comments indicating that they will remain on hold regarding short-term interest rates for the foreseeable future cause us to be quite positive regarding prospects for the long-term municipal bonds held in the Fund's portfolio.

   Additionally, the possibility of higher Federal taxes in the future has made municipal bonds appear attractive.


6     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

   Our plan is for the Fund to continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well, and we will seek to avoid municipals that could falter due to budgetary problems on the part of their issuers. We will continue to monitor the Fund's holdings closely to ensure their integrity and quality, and the timely payment of principal and interest on the investments. The Fund remains broadly diversified, with only very limited exposure to general obligation bonds, which are more tied to states' general revenues. The vast majority of Fund holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

   Going forward, we will continue to look for opportunities to lock in attractive yields for the Fund derived from high-quality, long-term tax-free bonds. We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors seeking high income free from federal taxes.

Please refer to the Schedule of Investments on pages 16-30 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     7

Portfolio Summary | 12/31/10

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

BBB                                                      32.2%
AA                                                       24.0%
A                                                        23.8%
AAA                                                      12.9%
Not Rated                                                 3.1%
CCC                                                       2.2%
BB & Lower                                                1.8%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Insured                                                  33.0%
Health                                                   26.7%
Various Revenues                                          8.6%
Special Revenues                                          7.0%
Education                                                 5.1%
Transportation                                            4.6%
Water & Sewer                                             3.2%
General Obligation                                        2.7%
Escrowed                                                  2.6%
Pollution Control Revenue                                 2.5%
Housing                                                   2.1%
Power                                                     1.9%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1.    California State, 4.25%, 8/1/33                                               1.84%
 2.    California Statewide Communities Development Authority, 5.0%, 8/15/47         1.83
 3.    Massachusetts State Housing Finance Agency, 5.4%, 12/1/28                     1.62
 4.    North Carolina Eastern Municipal Power, 6.0%, 1/1/22                          1.57
 5.    Dallas County Texas Utility & Reclamation, 5.375%, 2/15/29                    1.51
 6.    Public Authority For Colorado Energy, 6.5%, 11/15/38                          1.51
 7.    Tampa-Hillsborough County Florida, 4.0%, 7/1/34                               1.28
 8.    New Jersey Transportation, 0.0%, 12/15/27                                     1.26
 9.    King County Washington Housing, 5.5%, 5/1/38                                  1.26
10.    Philadelphia Hospital, 5.0%, 7/1/34                                           1.22

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Prices and Distributions | 12/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

------------------------------------------------------
     Class           12/31/10           12/31/09
------------------------------------------------------
       A            $ 12.56            $ 12.86
------------------------------------------------------
       B            $ 12.48            $ 12.78
------------------------------------------------------
       C            $ 12.46            $ 12.77
------------------------------------------------------
       Y            $ 12.53            $ 12.84
------------------------------------------------------


Distributions per Share: 1/1/10-12/31/10
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                  Net Investment     Short-Term        Long-Term
     Class           Income        Capital Gains     Capital Gains
----------------------------------------------------------------------
       A            $ 0.5920            $ --              $ --
----------------------------------------------------------------------
       B            $ 0.4738            $ --              $ --
----------------------------------------------------------------------
       C            $ 0.4849            $ --              $ --
----------------------------------------------------------------------
       Y            $ 0.6258            $ --              $ --
----------------------------------------------------------------------


Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts shown on pages 10-13.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     9

Performance Update | 12/31/10                                    Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.


Average Annual Total Returns
(As of December 31, 2010)
------------------------------------------------------------------------
                                    Net Asset       Public Offering
 Period                             Value (NAV)     Price (POP)
------------------------------------------------------------------------
10 Years                            4.48%            4.00%
5 Years                             2.85             1.90
1 Year                              2.15            -2.47
------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2010)
------------------------------------------------------------------------
                                    Gross           Net
------------------------------------------------------------------------
                                    0.88%            0.82%
------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer         Barclays Capital
                            AMT-Free           Municipal
                         Municipal Fund        Bond Index
12/31/2000                  $ 9,550              $10,000
12/31/2001                  $10,018              $10,513
12/31/2002                  $11,017              $11,522
12/31/2003                  $11,641              $12,134
12/31/2004                  $12,275              $12,678
12/31/2005                  $12,865              $13,124
12/31/2006                  $13,535              $13,759
12/31/2007                  $13,723              $14,221
12/31/2008                  $11,685              $13,870
12/31/2009                  $14,491              $15,661
12/31/2010                  $14,802              $16,033


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor fund, Safeco Municipal Bond Fund, on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2012 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Performance Update | 12/31/10                                    Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


Average Annual Total Returns
(As of December 31, 2010)
------------------------------------------------------------------
                                    If              If
Period                              Held            Redeemed
------------------------------------------------------------------
10 Years                            3.63%            3.63%
5 Years                             1.96             1.96
1 Year                              1.25            -2.65
------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2010)
------------------------------------------------------------------
                                    Gross           Net
------------------------------------------------------------------
                                    1.71%            1.71%
------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer         Barclays Capital
                            AMT-Free           Municipal
                         Municipal Fund        Bond Index
12/31/2000                  $10,000              $10,000
12/31/2001                  $10,414              $10,513
12/31/2002                  $11,357              $11,522
12/31/2003                  $11,918              $12,134
12/31/2004                  $12,464              $12,678
12/31/2005                  $12,963              $13,124
12/31/2006                  $13,528              $13,759
12/31/2007                  $13,590              $14,221
12/31/2008                  $11,471              $13,870
12/31/2009                  $14,105              $15,661
12/31/2010                  $14,282              $16,033


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor fund, Safeco Municipal Bond Fund, on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     11

Performance Update | 12/31/10                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


Average Annual Total Returns
(As of December 31, 2010)
------------------------------------------------------------------
                                    If              If
Period                              Held            Redeemed
------------------------------------------------------------------
Life-of-Class
(10/1/2003)                         2.74%           2.74%
5 Years                             2.03            2.03
1 Year                              1.26            1.26
------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2010)
------------------------------------------------------------------
                                    Gross           Net
------------------------------------------------------------------
                                    1.64%           1.64%
------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer         Barclays Capital
                            AMT-Free           Municipal
                         Municipal Fund        Bond Index
10/31/2003                  $10,000              $10,000
12/31/2003                  $10,210              $10,188
12/31/2004                  $10,663              $10,644
12/31/2005                  $11,065              $11,018
12/31/2006                  $11,566              $11,552
12/31/2007                  $11,643              $11,940
12/31/2008                  $ 9,831              $11,645
12/31/2009                  $12,086              $13,148
12/31/2010                  $12,238              $13,461


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Performance Update | 12/31/10                                    Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


Average Annual Total Returns
(As of December 31, 2010)
------------------------------------------------------------------
                                    If              If
Period                              Held            Redeemed
------------------------------------------------------------------
10 Years                            4.59%           4.59%
5 Years                             3.05            3.05
1 Year                              2.34            2.34
------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2010)
------------------------------------------------------------------
                                    Gross           Net
------------------------------------------------------------------
                                    0.58%           0.55%
------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $5,000,000 Investment

                            Pioneer         Barclays Capital
                            AMT-Free           Municipal
                         Municipal Fund        Bond Index
12/31/2000               $5,000,000            $5,000,000
12/31/2001               $5,245,702            $5,256,283
12/31/2002               $5,768,944            $5,761,124
12/31/2003               $6,095,307            $6,067,232
12/31/2004               $6,427,647            $6,339,054
12/31/2005               $6,736,272            $6,561,806
12/31/2006               $7,089,276            $6,879,591
12/31/2007               $7,207,848            $7,110,725
12/31/2008               $6,158,125            $6,934,784
12/31/2009               $7,649,570            $7,830,313
12/31/2010               $7,828,477            $8,016,615


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance would be lower.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of the Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to its inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2012, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2010, through December 31, 2010.


-------------------------------------------------------------------------------------
Share Class                  A                B                C                Y
-------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 7/1/10
-------------------------------------------------------------------------------------
Ending Account          $   979.86       $   976.09       $   975.72       $   981.02
Value on 12/31/10
-------------------------------------------------------------------------------------
Expenses Paid           $     4.09       $     8.37       $     7.97       $     2.75
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.68%, 1.60% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010, through December 31, 2010.


-------------------------------------------------------------------------------------
Share Class                  A                B                C                Y
-------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 7/1/10
-------------------------------------------------------------------------------------
Ending Account          $ 1,021.07       $ 1,016.74       $ 1,017.14       $ 1,022.43
Value on 12/31/10
-------------------------------------------------------------------------------------
Expenses Paid           $     4.18       $     8.54       $     8.13       $     2.80
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.68%, 1.60% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     15

Schedule of Investments | 12/31/10


-------------------------------------------------------------------------------------------------------------
 Shares                                                                                           Value
-------------------------------------------------------------------------------------------------------------
                                                   COMMON STOCK -- 0.3%
                                                   TRANSPORTATION -- 0.3%
                                                   Airlines -- 0.3%
       210,351                                     Delta Air Lines, Inc.*                        $  2,650,423
                                                                                                 ------------
                                                   TOTAL COMMON STOCK
                                                   (Cost $4,839,425)                             $  2,650,423
-------------------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount($)       (unaudited)      (unaudited)
-------------------------------------------------------------------------------------------------------------
                                                   MUNICIPAL BONDS -- 99.4%
                                                   Alabama -- 0.8%
     5,000,000                           NR/NR     Alabama Drinking Water Finance Authority,
                                                   4.0%, 8/15/28                                 $  4,225,500
     2,000,000                           A+/A1     Birmingham Alabama Waterworks & Sewer,
                                                   4.375%, 1/1/32                                   1,737,560
     1,500,000                           NR/NR     Sylacauga Alabama Health Care Authority,
                                                   6.0%, 8/1/35                                     1,217,595
                                                                                                 ------------
                                                                                                 $  7,180,655
-------------------------------------------------------------------------------------------------------------
                                                   Arkansas -- 0.0%
       250,000                           A+/NR     Arkansas State Development Finance
                                                   Authority, 4.0%, 12/1/11                      $    257,705
                                                                                                 ------------
                                                                                                 $    257,705
-------------------------------------------------------------------------------------------------------------
                                                   Arizona -- 4.9%
     5,565,000                         AA-/Aa3     Arizona Board Regents Certificates
                                                   Partnership, 4.0%, 6/1/31                     $  4,662,802
     7,145,000                           A+/NR     Arizona Health Facilities Authority
                                                   Revenue, 5.5%, 1/1/38                            6,930,150
     1,000,000                            A/A1     Maricopa County Arizona, 5.0%, 6/1/35              930,680
     6,080,000                          AA/Aa2     Maricopa County Arizona High School
                                                   District, 3.5%, 7/1/25                           5,342,557
    10,000,000                          AA/Aa3     Phoenix Arizona Civic Import Corp., 5.5%,
                                                   7/1/43                                           8,136,200
     4,000,000                          AA/Aa3     Phoenix Arizona Civic Import Corp., District
                                                   Revenue, 0.0%, 7/1/25                            3,619,680
     8,005,000                          AA/Aa3     Phoenix Arizona Civic Import Corp., District
                                                   Revenue, 0.0%, 7/1/26                            7,154,469
       530,000                         NR/Baa3     Pima County Arizona Industrial, 6.375%,
                                                   7/1/31                                             473,905
       959,000                         NR/Baa3     Pima County Arizona Industrial
                                                   Development Authority, 6.75%, 7/1/31               897,097
     3,470,000                          AA/Aa3     Pima County Industrial Development
                                                   Authority, 5.0%, 7/1/20                          3,701,206
       500,000                         BBB-/NR     Pima County Industrial Development
                                                   Authority, 6.1%, 6/1/45                            418,260
                                                                                                 ------------
                                                                                                 $ 42,267,006
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                             California -- 18.6%
  4,000,000                            A/A3  Alameda Corridor Transportation Authority,
                                             4.75%, 10/1/25                              $  3,811,920
  3,500,000                           A-/A2  Alameda County California Redevelopment
                                             Agency, 4.375%, 8/1/30                         2,752,435
  5,000,000                            A/A1  Anaheim California Public Financing
                                             Authority Lease, 4.25%, 9/1/35                 3,950,400
  2,000,000                            A/NR  California Health Facilities Financing
                                             Authority, 5.0%, 3/1/33                        1,772,060
  2,000,000                            A/A2  California Health Facilities,
                                             5.625%, 7/1/32                                 2,002,760
  4,000,000                       BBB-/Baa2  California Municipal Finance Authority,
                                             5.25%, 2/1/37                                  3,314,800
  1,470,000                         NR/Baa1  California Municipal Finance Authority,
                                             5.875%, 10/1/34                                1,400,337
    565,000                         AA+/Aa2  California State University Revenue,
                                             5.0%, 11/1/39                                    544,095
 20,000,000                           A-/A1  California State, 4.25%, 8/1/33               16,038,000
 10,000,000                          AA-/A1  California Statewide, 5.75%, 7/1/47            9,712,100
  4,875,000                         NR/Baa2  California Statewide Communities
                                             Development Authority, 5.0%, 5/15/30           4,230,086
  5,125,000                         NR/Baa2  California Statewide Communities
                                             Development Authority, 5.0%, 5/15/38           4,266,511
 20,955,000                       BBB+/Baa2  California Statewide Communities
                                             Development Authority, 5.0%, 8/15/47          15,966,662
  4,000,000                           A-/NR  California Statewide Communities
                                             Development Authority, 5.75%, 8/15/38          3,698,680
 10,000,000                          A+/Aa3  California Statewide Community,
                                             5.25%, 11/15/48                                8,954,600
 19,340,000                         AAA/Aaa  Foothill/Eastern Corridor, 0.0%, 1/1/26        9,648,533
  1,000,000                          NR/Aa3  Franklin-McKinley California School
                                             District, 6.0%, 7/1/16                         1,180,780
  2,100,000                          AA-/NR  Fresno Joint Powers Financing Authority
                                             Lease Revenue, 4.75%, 9/1/28                   2,036,349
 15,000,000                        BB+/Baa3  Golden State Tobacco Security Corp.,
                                             California, 5.125%, 6/1/47                     9,059,400
  2,500,000                       BBB+/Baa2  Inglewood California Redevelopment
                                             Agency Tax Allocation, 4.75%, 5/1/38           1,809,275
  2,500,000                         AA-/Aa2  Los Angeles California University School
                                             District, 4.25%, 1/1/28                        2,158,700
  3,000,000                            A/A2  Long Beach California Finance Authority,
                                             5.5%, 11/15/37                                 2,812,200
  3,000,000                           NR/NR  Los Angeles County California Certificates
                                             of Participation, 4.75%, 3/1/23                2,842,650

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     17

--------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------------
                                              California -- (continued)
  3,000,000                          A+/NR    Los Angeles County Sanitation Districts
                                              Financing Authority Revenue,
                                              4.5%, 10/1/35                                 $  2,550,000
  4,000,000                          A-/NR    Madera California Irrigation District Water,
                                              5.5%, 1/1/33                                     3,885,760
  3,680,000                         A/Baa1    Madera California Public,
                                              4.375%, 3/1/31                                   3,133,078
  3,000,000                        AA+/Aa3    Modesto California Wastewater Revenue,
                                              4.25%, 11/1/36                                   2,455,170
  1,785,000                        AA+/Aa3    Oakland California University School
                                              District, 4.375%, 8/1/31                         1,513,537
  1,600,000                          A+/NR    Oxnard California School District,
                                              4.375%, 8/1/33                                   1,357,936
  7,000,000                         BBB/NR    Pittsburg California Redevelopment
                                              Agency, 6.5%, 9/1/28                             7,427,910
  3,815,000                         BBB/NR    Pittsburg California Redevelopment
                                              Agency, 4.25%, 9/1/34                            2,767,248
  2,180,000                         A/Baa1    Pomona Unified School District,
                                              6.55%, 8/1/29                                    2,401,161
  2,095,000                          A-/NR    Redding California Redevelopment,
                                              4.5%, 9/1/26                                     1,778,529
  1,500,000                          A-/NR    Redding California Redevelopment,
                                              5.0%, 9/1/36                                     1,283,790
  3,000,000                         A-/Aaa    Rialto California Redevelopment Agency
                                              Tax Allocation, 6.25%, 9/1/37                    2,868,750
  2,500,000                           A/A1    San Francisco California City & County
                                              Airports Common International,
                                              4.5%, 5/1/32                                     2,219,775
 10,865,000                          A-/A2    San Jose California Redevelopment
                                              Agency Tax, 4.9%, 8/1/33                         9,216,019
  1,500,000                           A/A1    Santa Cruz County California,
                                              Redevelopment Agency Tax Allocation,
                                              6.625%, 9/1/29                                   1,579,035
  1,505,000                         A+/Aa3    Santa Maria California Joint, 0.0%,
                                              8/1/27                                             504,551
  3,600,000                         A+/Aa2    Saugus California University School
                                              District, 0.0%, 8/1/23                           1,670,688
                                                                                            ------------
                                                                                            $162,576,270
--------------------------------------------------------------------------------------------------------
                                              Colorado -- 3.2%
  2,750,000                        AA-/Aa3    Colorado Health Facilities Revenue,
                                              5.25%, 11/15/35                               $  2,664,475
      5,000                         NR/Aa2    Colorado Housing Finance Authority,
                                              Series B-3, 6.55%, 5/1/25                            5,046
  5,555,000                          A-/A3    Colorado Springs Colorado Hospital
                                              Revenue, 6.375%, 12/15/30                        5,489,951

The accompanying notes are an integral part of these financial statements.

18     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                              Colorado -- (continued)
 12,500,000                           A/A2    Public Authority For Colorado Energy,
                                              6.5%, 11/15/38                              $ 13,147,625
  1,250,000                        NR/Baa3    Regional Transportation, 6.0%, 1/15/34         1,240,713
  2,000,000                        NR/Baa3    Regional Transportation, 6.5%, 1/15/30         2,092,460
  2,500,000                        NR/Baa3    Regional Transportation District,
                                              6.0%, 1/15/26                                  2,530,675
  1,000,000                        NR/Baa3    Regional Transportation District,
                                              6.0%, 1/15/41                                    979,530
                                                                                          ------------
                                                                                          $ 28,150,475
------------------------------------------------------------------------------------------------------
                                              Connecticut -- 0.5%
  1,000,000                          NR/NR    Connecticut State Health & Education,
                                              5.5%, 7/1/17                                $  1,004,390
    500,000                        AAA/Aaa    Connecticut State Health & Educational,
                                              5.0%, 7/1/42                                     507,195
  2,470,000                          B+/NR    Mohegan Tribe Indians Connecticut,
                                              6.25%, 1/1/31                                  1,929,095
  1,500,000                          B+/NR    Mohegan Tribe Indians Connecticut,
                                              5.25%, 1/1/33                                    997,920
                                                                                          ------------
                                                                                          $  4,438,600
------------------------------------------------------------------------------------------------------
                                              District of Columbia -- 1.9%
 10,000,000                       BBB/Baa3    District of Columbia Tobacco Settlement
                                              Financing Corp., 6.75%, 5/15/40             $  9,725,500
  8,000,000                          NR/A1    District of Columbia, 4.25%, 6/1/37            6,388,720
                                                                                          ------------
                                                                                          $ 16,114,220
------------------------------------------------------------------------------------------------------
                                              Florida -- 6.0%
    520,000                          NR/NR    County of Madison Florida, 6.0%, 7/1/25     $    452,504
  5,000,000                          A-/A2    County of Miami-Dade, 5.5%, 10/1/41            4,850,300
  1,000,000                         NR/Aa2    Dade County Florida General,
                                              7.7%, 10/1/12                                  1,111,420
  8,000,000                         AA/Aa1    Escambia County Florida Health Facilities,
                                              5.25%, 11/15/32                                8,018,480
  3,000,000                        NR/Baa1    Escambia County Health, 6.0%, 8/15/36          2,919,480
    970,000                        AA-/Aa3    Highlands County Health,
                                              5.0%, 11/15/24                                   972,018
  1,000,000                          NR/A3    Hillsborough County Florida,
                                              5.25%, 10/1/24                                   971,320
  4,900,000                          BB/NR    Lee County Florida Industrial Development
                                              Authority, 4.75%, 6/15/14                      4,849,236
  2,000,000                          BB/NR    Lee County Florida Industrial Development
                                              Authority, 5.375%, 6/15/37                     1,540,220
  2,025,000                          NR/NR    Miami Beach Florida Health Facilities,
                                              5.375%, 11/15/28                               1,710,416
    500,000                         NR/Ba1    Miami Beach Health Facilities Authority,
                                              6.7%, 11/15/19                                   502,295

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     19

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                              Florida -- (continued)
  2,605,000                          NR/NR    State Johns County Industrial,
                                              5.875%, 8/1/40                               $  2,531,930
  3,400,000                          NR/NR    State Johns County Industrial,
                                              6.0%, 8/1/45                                    3,327,070
  7,500,000                        NR/Baa1    Tallahassee Florida Health,
                                              6.375%, 12/1/30                                 7,370,925
 13,780,000                          A-/A3    Tampa-Hillsborough County Florida,
                                              4.0%, 7/1/34                                   11,181,368
                                                                                           ------------
                                                                                           $ 52,308,982
-------------------------------------------------------------------------------------------------------
                                              Georgia -- 1.4%
  5,750,000                         A/Baa1    Burke County Development,
                                              7.0%, 1/1/23                                 $  6,616,180
  5,000,000                          A+/A2    Main Street Natural Gas, Inc., Georgia,
                                              5.5%, 9/15/28                                   4,792,200
  1,000,000                          NR/A2    Houston County Georgia Hospital Authority
                                              Revenue, 5.0%, 10/1/42                            888,390
                                                                                           ------------
                                                                                           $ 12,296,770
-------------------------------------------------------------------------------------------------------
                                              Illinois -- 4.5%
  4,000,000                        NR/CAA1    Chicago Illinois O'Hare International
                                              Airport, 5.5%, 12/1/30                       $  3,250,280
  4,580,000                          NR/A3    Illinois Development Finance Authority
                                              Revenue, 5.25%, 10/1/24                         4,615,220
  5,000,000                        NR/Baa2    Illinois Finance Authority, 6.5%, 4/1/39        5,115,750
  1,000,000                        BBB+/NR    Illinois Finance Authority, 5.25%, 5/1/40         916,250
  2,000,000                        AA+/Aa3    Illinois Finance Authority, 6.0%, 8/15/25       2,049,180
  1,000,000                          NR/NR    Illinois Finance Authority,
                                              6.125%, 5/15/27                                   926,420
  4,000,000                         BBB/NR    Illinois Finance Authority, 5.5%, 8/15/30       3,642,120
 10,000,000                         AAA/A2    Metropolitan Pier & Expo,
                                              5.25%, 6/15/42                                  9,235,500
  5,000,000                        AAA/Aaa    Metropolitan Pier & Expo, 7.0%, 7/1/26          6,515,350
 20,000,000    0.00                 AAA/A2    Metropolitan Pier & Exposition Authority
                                              Illinois Dedicated State Tax, Floating Rate
                                              Note, 6/15/39                                   3,066,200
                                                                                           ------------
                                                                                           $ 39,332,270
-------------------------------------------------------------------------------------------------------
                                              Indiana -- 2.8%
  2,000,000                          AA/NR    Indiana Bond Bank, 5.5%, 2/1/29              $  2,068,420
  1,000,000                          A-/NR    Indiana Finance Authority,
                                              5.125%, 3/1/30                                    924,620
  1,000,000                          A-/NR    Indiana Finance Authority,
                                              5.375%, 3/1/34                                    932,870
  2,000,000                         BB/Ba2    Indiana Finance Authority, 6.0%, 12/1/26        1,924,980
  5,000,000                          A+/A1    Indiana Health & Educational Facilities
                                              Authority, 4.75%, 2/15/34                       4,364,550

The accompanying notes are an integral part of these financial statements.

20     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

---------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                              Indiana -- (continued)
  8,000,000                          A+/A1    Indiana Health & Educational Facilities
                                              Authority, 5.0%, 2/15/39                 $  7,157,680
  4,135,000                        BBB-/NR    Indiana State Development Finance,
                                              5.75%, 10/1/11                              4,169,403
  1,180,000                          AA/NR    Indianapolis Local Public Improvement
                                              Board Revenue, 6.75%, 2/1/14                1,262,671
    500,000                         AA/Aa1    Indianapolis Local Public Improvement
                                              Board Revenue, 6.0%, 1/10/20                  569,585
  1,000,000                       BBB+/Aa3    Lawrence Township Metropolitan School
                                              District Revenue, 6.75%, 7/5/13             1,072,570
                                                                                       ------------
                                                                                       $ 24,447,349
---------------------------------------------------------------------------------------------------
                                              Kentucky -- 0.1%
    435,000                          NR/NR    Kentucky Economic Development Finance,
                                              6.625%, 10/1/28                          $    437,640
                                                                                       ------------
                                                                                       $    437,640
---------------------------------------------------------------------------------------------------
                                              Louisiana -- 2.4%
 10,000,000                        NR/Baa1    Louisiana Public Facilities Authority,
                                              5.5%, 5/15/47                            $  8,450,200
  5,000,000                         AA/Aa1    Louisiana State Gas & Fuels Tax,
                                              4.5%, 5/1/41                                4,510,650
  1,085,000                          NR/NR    Louisiana Local Government Environment
                                              Community, 5.25%, 12/1/18                   1,071,145
  8,000,000                      BBB+/Baa1    State John Baptist Parish Louisiana
                                              Revenue, 5.125%, 6/1/37                     7,256,160
                                                                                       ------------
                                                                                       $ 21,288,155
---------------------------------------------------------------------------------------------------
                                              Massachusetts -- 7.3%
  4,000,000                         NR/Aa2    City of Pittsfield Massachusetts,
                                              5.0%, 3/1/19                             $  4,484,960
    450,000                       BBB/Baa2    Massachusetts Development Finance
                                              Agency, 5.15%, 10/1/14                        462,524
  1,680,000                         BBB/NR    Massachusetts Development Finance
                                              Agency, 5.25%, 10/1/29                      1,533,857
  3,320,000                         BBB/NR    Massachusetts Development Finance
                                              Agency, 5.25%, 10/1/37                      2,918,114
  1,100,000                       BBB/Baa2    Massachusetts Development Finance
                                              Agency, 5.625%, 10/1/24                     1,065,834
  1,000,000                       BBB/Baa2    Massachusetts Development Finance
                                              Agency, 5.7%, 10/1/34                         919,570
  2,635,000                          NR/NR    Massachusetts Development Finance
                                              Agency, 6.25%, 10/15/17                     2,556,214
  1,000,000                         BBB/NR    Massachusetts Development Finance
                                              Agency, 7.0%, 7/1/42                        1,018,730

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     21

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                              Massachusetts -- (continued)
  4,750,000                      BBB+/Baa1    Massachusetts Health & Educational
                                              Facilities Authority Revenue,
                                              6.625%, 7/1/32                            $  4,770,188
  1,145,000                        BBB+/NR    Massachusetts Health & Educational
                                              Facilities Authority, 6.25%, 10/1/31         1,146,008
  2,150,000                        NR/Baa2    Massachusetts Health & Educational
                                              Facilities Authority, 6.25%, 7/1/22          2,342,554
  2,000,000                      BBB+/Baa1    Massachusetts Health & Educational
                                              Facilities Authority, 6.5%, 7/1/21           2,016,600
  2,500,000                         BB-/NR    Massachusetts Health & Educational
                                              Facilities, 5.5%, 7/1/40                     1,789,550
  2,335,000                      BBB-/Baa3    Massachusetts Health & Educational,
                                              5.375%, 7/1/35                               2,182,945
  2,000,000                        BBB+/NR    Massachusetts Health, 5.25%, 7/1/38          1,782,000
    500,000                        BBB-/NR    Massachusetts State Development
                                              Finance Agency, 5.5%, 1/1/35                   422,580
  3,990,000                           A/NR    Massachusetts State Development
                                              Finance Agency, 5.75%, 1/1/42                4,030,499
  1,600,000                         BBB/NR    Massachusetts State Health & Educational
                                              Facilities Authority, 5.45%, 11/15/23        1,493,184
  4,500,000                          NR/NR    Massachusetts State Health &
                                              Educational, 4.625%, 8/15/28                 3,474,450
  1,550,000                      BBB-/Baa3    Massachusetts State Health &
                                              Educational, 5.25%, 7/15/18                  1,539,507
     40,000                         AA/Aa2    Massachusetts State Health &
                                              Educational, 6.0%, 7/1/18                       41,188
    200,000                         AA/Aa2    Massachusetts State Health and
                                              Educational Facilities, 5.75%, 7/1/32          202,344
  3,750,000                      BBB+/Baa1    Massachusetts State Health,
                                              5.25%, 7/1/38                                3,157,238
 14,675,000                       BBB/Baa1    Massachusetts State Housing Finance
                                              Agency, 5.4%, 12/1/28                       14,104,436
  4,130,000                        AA+/Aa1    Massachusetts State Water Authority,
                                              4.0%, 8/1/46                                 3,393,910
    900,000                        AAA/Aaa    Massachusetts Water Pollution Abatement,
                                              Revenue, 3.5%, 8/1/26                          825,552
                                                                                        ------------
                                                                                        $ 63,674,536
----------------------------------------------------------------------------------------------------
                                              Maryland -- 1.1%
  3,000,000                        BB+/Ba1    Frederick County Maryland,
                                              5.625%, 9/1/38                            $  2,619,780
  2,000,000                           A/A3    Maryland Economic Development Corp.,
                                              6.2%, 1/9/22                                 2,252,340
  1,000,000                          BB/NR    Maryland Economic Development,
                                              5.75%, 9/1/25                                  951,420
  2,000,000                        NR/Baa3    Maryland Health, 5.75%, 7/1/38               1,753,680

The accompanying notes are an integral part of these financial statements.

22     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                              Maryland -- (continued)
   1,000,000                         NR/NR    Maryland State Economic Development,
                                              5.0%, 12/1/16                               $    838,100
     560,000                         NR/NR    Maryland State Economic Development,
                                              5.0%, 12/1/16                                    469,336
   1,000,000                         NR/NR    Maryland State Economic Development,
                                              5.0%, 12/1/31                                    636,670
                                                                                          ------------
                                                                                          $  9,521,326
------------------------------------------------------------------------------------------------------
                                              Michigan -- 1.8%
   3,000,000                        AA+/NR    Detroit Michigan Sewer District,
                                              6.25%, 7/1/36                               $  3,197,250
   1,500,000                         BB/NR    John Tolfree Health System,
                                              6.0%, 9/15/23                                  1,222,875
   1,490,000                         NR/NR    Meridian Michigan Economic Development
                                              Corridor, 5.25%, 7/1/26                        1,255,683
   3,340,000                         NR/NR    Michigan Public Educational Facilities
                                              Authority Revenue, 5.875%, 6/1/37              2,579,148
   2,000,000                         NR/NR    Michigan State Hospital Finance Authority,
                                              5.25%, 11/15/25                                1,692,660
   1,000,000                         NR/NR    Michigan State Hospital Finance Authority,
                                              5.5%, 11/15/35                                   805,420
   5,000,000                        AA/Aa1    Michigan State Hospital Finance Authority,
                                              5.5%, 11/15/26                                 5,058,050
   6,485,000                         NR/NR    Wayne Charter Escrow, 12/1/15 (c)                     --
                                                                                          ------------
                                                                                          $ 15,811,086
------------------------------------------------------------------------------------------------------
                                              Minnesota -- 0.7%
   5,000,000                          A/A1    Becker Minnesota Pollution Control
                                              Revenue Northern States Power "A"
                                              Conversions, 8.5%, 4/1/30                   $  5,318,650
   1,000,000                         NR/NR    City of Winsted MN, 6.5%, 9/1/34                 892,900
                                                                                          ------------
                                                                                          $  6,211,550
------------------------------------------------------------------------------------------------------
                                              Missouri -- 0.0%
      80,000                        NR/Aaa    Missouri State Environmental Improvement
                                              & Energy Resources, 5.125%, 1/1/20          $     84,991
                                                                                          ------------
                                                                                          $     84,991
------------------------------------------------------------------------------------------------------
                                              Mississippi -- 1.5%
   1,800,000                         NR/NR    Columbus Mississippi Industrial
                                              Development Revenue, 5.9%, 12/1/11          $  1,787,202
   2,750,000                      BBB/Baa3    County of Warren Mississippi,
                                              5.8%, 5/1/34                                   2,754,840
   7,950,000                      BBB-/Ba1    Lowndes County Mississippi Solid Waste
                                              Disposal & Pollution Control Revenue,
                                              6.8%, 4/1/22                                   8,331,203
                                                                                          ------------
                                                                                          $ 12,873,245
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     23

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                              Montana -- 0.3%
  2,785,000                        A-/Baa1    Forsyth Montana Pollution Control
                                              Revenue, 5.0%, 3/1/31                        $  2,640,737
                                                                                           ------------
                                                                                           $  2,640,737
-------------------------------------------------------------------------------------------------------
                                              North Carolina -- 1.9%
  1,000,000                          NR/NR    North Carolina Capital Facilities Finance
                                              Agency Student Revenue, 5.0%, 6/1/27         $    836,590
  1,000,000                          NR/NR    North Carolina Capital Facilities Finance
                                              Agency Student Revenue, 5.0%, 6/1/32              804,200
  2,000,000                          NR/NR    North Carolina Capital Facilities Finance,
                                              4.5%, 10/1/26                                   1,536,740
 12,000,000                        A-/Baa1    North Carolina Eastern Municipal Power,
                                              6.0%, 1/1/22                                   13,648,920
                                                                                           ------------
                                                                                           $ 16,826,450
-------------------------------------------------------------------------------------------------------
                                              New Hampshire -- 1.4%
  3,750,000                          A-/NR    New Hampshire Health & Educational
                                              Facilities, 5.0%, 10/1/17                    $  3,325,950
  5,000,000                          A-/NR    New Hampshire Health & Education
                                              Facilities, 5.0%, 10/1/32                       4,531,700
  2,250,000                          A+/A2    New Hampshire Health & Education
                                              Facilities Authority Revenue,
                                              5.75%, 10/1/31                                  2,277,675
  2,000,000                      BBB+/Baa1    New Hampshire Health & Educational
                                              Facilities Authority Revenue,
                                              5.75%, 7/1/22                                   1,976,840
                                                                                           ------------
                                                                                           $ 12,112,165
-------------------------------------------------------------------------------------------------------
                                              New Jersey -- 2.8%
  1,250,000                       BBB/Baa3    Camden County New Jersey Import
                                              Authority, 5.75%, 2/15/34                    $  1,161,050
    475,000                          NR/NR    New Jersey Economic Development
                                              Authority, 5.3%, 11/1/26                          401,622
    450,000                          NR/NR    New Jersey Economic Development
                                              Authority, 5.375%, 11/1/36                        347,558
    610,000                          NR/NR    New Jersey Economic Development
                                              Authority, 5.75%, 1/1/25                          557,888
    700,000                         BB/Ba3    New Jersey Health Care Facilities,
                                              5.125%, 7/1/14                                    682,318
 30,000,000                        AA+/Aa1    New Jersey Transportation, 0.0%, 12/15/27      10,956,000
  5,115,000                      BBB-/Baa3    New Jersey Health Care Facilities Financing
                                              Authority, 5.25%, 7/1/30                        4,480,433
  3,500,000                          NR/NR    New Jersey Health Care Facilities Financing
                                              Authority, 7.25%, 7/1/27                        2,746,275
  4,500,000                       BB-/Baa3    Tobacco Settlement Financing Corp.,
                                              5.0%, 6/1/41                                    2,661,165
                                                                                           ------------
                                                                                           $ 23,994,309
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                              New Mexico -- 0.1%
  1,000,000                          A-/NR    Dona Ana County New Mexico Pilt
                                              Revenue, 5.25%, 12/1/25                   $    976,720
                                                                                        ------------
                                                                                        $    976,720
----------------------------------------------------------------------------------------------------
                                              Nevada -- 0.5%
  5,000,000                          A-/A3    Reno Nevada Hospital Revenue,
                                              5.25%, 6/1/41                             $  4,402,550
                                                                                        ------------
                                                                                        $  4,402,550
----------------------------------------------------------------------------------------------------
                                              New York -- 3.1%
  2,500,000                      BBB+/Baa2    Albany Individual Development,
                                              5.25%, 11/15/32                           $  2,233,975
  1,000,000                          NR/B3    Albany Individual Development,
                                              6.0%, 7/1/19                                   841,730
  5,750,000                        AAA/Aa1    New York City Municipal Finance Water &
                                              Sewer System Revenue, 4.25%, 6/15/39         5,105,310
  5,515,000                         BBB/NR    New York State Dormitory Authority,
                                              5.24%, 7/1/24                                5,562,815
  1,295,000                        AA-/Aa3    New York State Dormitory Authority
                                              Revenue, 7.5%, 5/15/11                       1,328,178
  5,250,000                        AA-/Aa3    New York State Dormitory Authority
                                              Revenue, 7.5%, 5/15/13                       5,975,340
  1,000,000                      BBB-/Baa3    Port Authority of New York & New Jersey,
                                              6.0%, 12/1/36                                  987,000
  3,400,000                      BBB-/Baa3    Port Authority of New York & New Jersey,
                                              6.0%, 12/1/42                                3,353,182
  1,500,000                        AA-/Aa2    Port Authority of New York & New Jersey,
                                              Ninety Third Series, 6.125%, 6/1/94          1,693,275
                                                                                        ------------
                                                                                        $ 27,080,805
----------------------------------------------------------------------------------------------------
                                              Ohio -- 2.8%
  6,000,000                       BB-/Baa3    Buckeye Ohio Tobacco Settlement,
                                              6.5%, 6/1/47                              $  4,305,060
 10,000,000                       BB-/Baa3    Buckeye Tobacco Settlement,
                                              5.75%, 6/1/34                                6,811,600
  6,840,000                       BB-/Baa3    Buckeye Tobacco Settlement Finance,
                                              5.125%, 6/1/24                               5,267,621
  1,500,000                          NR/NR    Cuyahoga County Ohio Health,
                                              6.0%, 5/15/37                                1,296,420
  1,500,000                          NR/NR    Cuyahoga County Ohio Health,
                                              6.0%, 5/15/37                                1,296,840
  5,000,000                        NR/Baa1    Lake County Ohio Hospital Municipal,
                                              6.0%, 8/15/43                                5,017,750
                                                                                        ------------
                                                                                        $ 23,995,291
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     25

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                              Oklahoma -- 1.9%
  5,590,000                       BBB/Baa1    McGee Creek Authority Water Revenue,
                                              6.0%, 1/1/23                                $  6,061,405
  9,055,000                        BBB+/A3    Tulsa Airports Improvement Trust,
                                              7.05%, 6/1/17                                 10,517,564
                                                                                          ------------
                                                                                          $ 16,578,969
------------------------------------------------------------------------------------------------------
                                              Oregon -- 0.0%
    185,000                         BB+/NR    Klamath Falls Inter-Community Hospital
                                              Authority Revenue, 6.125%, 9/1/22           $    169,186
                                                                                          ------------
                                                                                          $    169,186
------------------------------------------------------------------------------------------------------
                                              Pennsylvania -- 5.5%
  3,000,000                         BB-/B1    Allegheny County Pennsylvania Hospital
                                              Development Authority,
                                              5.375%, 11/15/40                            $  2,011,800
  3,000,000                          NR/Ca    Allentown Pennsylvania Area Hospital
                                              Authority, 6.0%, 11/15/16                      2,820,180
  1,000,000                         CCC/NR    Columbia County Pennsylvania Hospital
                                              Authority, 5.8%, 6/1/19                          927,690
 10,000,000                        A-/Baa2    Lehigh County Pennsylvania Industrial
                                              Development Authority Pollution Control,
                                              4.75%, 2/15/27                                 9,275,000
  1,000,000                         BBB/NR    Montgomery County Pennsylvania
                                              Industrial, 5.0%, 12/1/24                        933,410
  1,000,000                         BBB/NR    Montgomery County Pennsylvania
                                              Industrial, 5.0%, 12/1/30                        881,450
  5,000,000                        BBB+/A3    Northampton County Pennsylvania General
                                              Purpose Authority Revenue,
                                              5.5%, 8/15/40                                  4,622,850
 11,500,000          0.82           BBB/NR    Pennsylvania State Higher Education
                                              Floating Rate Note, 7/1/39                     5,983,565
  2,000,000                          NR/NR    Pennsylvania Economic Development
                                              Financing Authority, 5.0%, 12/1/43             1,943,320
  1,000,000                      BBB-/Baa3    Pennsylvania Higher Educational,
                                              6.0%, 7/1/43                                     940,380
  1,000,000                      BBB-/Baa3    Pennsylvania Higher Educational Facilities
                                              Authority, 5.0%, 7/1/42                          851,760
  6,000,000                         AA/Aa2    Philadelphia Pennsylvania Hospital,
                                              4.5%, 7/1/37                                   5,336,400
 12,900,000                       BBB/Baa3    Philadelphia Pennsylvania Hospital,
                                              5.0%, 7/1/34                                  10,625,472
  1,000,000                        AA+/Aa3    Pittsburgh & Allegheny County,
                                              5.0%, 2/1/30                                     951,530
     65,000                          A+/NR    Sayre Pennsylvania Health Care Facilities
                                              Authority, 5.75%, 12/1/21                         66,210
                                                                                          ------------
                                                                                          $ 48,171,017
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                              Puerto Rico -- 1.1%
  1,500,000                        AA+/Aa3    Puerto Rico Highway, 4.95%, 7/1/26          $  1,477,680
     75,000                          NR/NR    Puerto Rico Public Buildings Authority
                                              Revenue, 5.25%, 7/1/33                            84,419
    925,000                        BBB-/A3    Puerto Rico Public Buildings Authority
                                              Revenue, 5.25%, 7/1/33                           869,250
  7,000,000                        AA-/Aa2    Puerto Rico Sales Tax, 0.0%, 8/1/40            1,052,030
  5,000,000                        AA-/Aa2    Puerto Rico Sales Tax Financing,
                                              5.25%, 8/1/57                                  4,917,650
 20,000,000                        AA-/Aa2    Puerto Rico Sales Tax Financing,
                                              0.0%, 11/15/27                                 1,029,600
                                                                                          ------------
                                                                                          $  9,430,629
------------------------------------------------------------------------------------------------------
                                              Rhode Island -- 0.5%
     65,000                          A-/A3    Rhode Island State Health & Educational
                                              Building Corp., 6.375%, 8/15/21             $     66,575
  5,200,000                       BBB/Baa3    Tobacco Settlement Financing Corp.,
                                              6.25%, 6/1/42                                  4,664,504
                                                                                          ------------
                                                                                          $  4,731,079
------------------------------------------------------------------------------------------------------
                                              South Dakota -- 0.0%
     65,000                         NR/Aaa    South Dakota Conservancy District
                                              Revenue, 5.625%, 8/1/17                     $     65,256
                                                                                          ------------
                                                                                          $     65,256
------------------------------------------------------------------------------------------------------
                                              Tennessee -- 0.7%
  1,000,000                      BBB+/Baa1    Johnson City Tennessee Health &
                                              Education, 5.5%, 7/1/36                     $    892,170
  1,000,000                          NR/A1    Knox County Health Facility,
                                              6.375%, 4/15/22                                1,059,010
  4,000,000                          NR/A1    Knox County Health Facility,
                                              6.5%, 4/15/31                                  4,202,240
                                                                                          ------------
                                                                                          $  6,153,420
------------------------------------------------------------------------------------------------------
                                              Texas -- 5.9%
  1,500,000                         AAA/NR    Anna Independent School District,
                                              5.0%, 8/15/50                               $  1,506,735
  4,275,000                        AAA/Aaa    City of Austin Texas, 3.375%, 9/1/29           3,374,300
  1,500,000                        AAA/Aaa    County of Harris Texas, 5.0%, 10/1/24          1,619,655
  2,695,000                        AAA/Aaa    Crowley Texas Independent School District,
                                              3.5%, 8/1/36                                   2,125,493
 14,000,000                        BBB+/A3    Dallas County Texas Utilities &
                                              Reclamation, 5.375%, 2/15/29                  13,157,900
 10,000,000                      CCC+/CAA1    Dallas-Fort Worth Texas International
                                              Airport, 6.0%, 11/1/14                         9,638,500
  2,000,000                         A/Baa3    Greater Greenspoint Redevelopment
                                              Authority, 4.875%, 9/1/28                      1,823,860

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     27

-----------------------------------------------------------------------------------------------------
             Floating       S&P/Moody's
Principal    Rate (b)       Ratings
Amount($)    (unaudited)    (unaudited)                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Texas -- (continued)
    20,000                         NR/A1    Lower Colorado River Authority,
                                            5.25%, 5/15/21                               $     21,751
 3,000,000                     BBB-/Baa2    Richardson Texas Hospital Authority,
                                            6.0%, 12/1/34                                   2,692,170
 1,000,000                        BBB/NR    Seguin Texas Higher Educational Facilities,
                                            5.0%, 9/1/23                                      949,490
10,410,000                       NR/Baa3    Texas Private Activities, 7.0%, 6/30/40        10,539,500
 3,255,000                        BBB/NR    Texas State Public Finance Authority,
                                            6.2%, 2/15/40                                   3,123,693
   950,000   6.20                 AA+/NR    Texas State, Floating Rate Note, 9/30/11        1,016,291
    20,000                        NR/Aaa    Whitehouse Texas Independent School
                                            District, 4.8%, 2/15/12                            20,067
                                                                                         ------------
                                                                                         $ 51,609,405
-----------------------------------------------------------------------------------------------------
                                            Utah -- 0.1%
   500,000                       BBB-/NR    Utah State Charter Schools,
                                            5.75%, 7/15/20                               $    479,800
                                                                                         ------------
                                                                                         $    479,800
-----------------------------------------------------------------------------------------------------
                                            Virginia -- 3.6%
10,000,000                      BBB/Baa1    Chesapeake Bay Bridge and Tunnel
                                            Common Virginia Revenue, 5.5%, 7/1/25        $  9,960,500
 1,500,000                       NR/Baa1    Prince William County Virginia Industrial
                                            Development Authority Hospital Revenue,
                                            5.2%, 10/1/26                                   1,403,625
 3,925,000                       NR/Baa1    Prince William County Virginia Industrial
                                            Development Authority Hospital Revenue,
                                            5.35%, 10/1/36                                  3,530,655
13,990,000                      BB-/Baa3    Tobacco Settlement Financing Corp.,
                                            5.0%, 6/1/47                                    8,162,745
 7,500,000                     BBB+/Baa1    Washington County Industrial,
                                            7.75%, 7/1/38                                   8,284,275
                                                                                         ------------
                                                                                         $ 31,341,800
-----------------------------------------------------------------------------------------------------
                                            Vermont -- 0.1%
 1,295,000                         NR/NR    Vermont Educational & Health Buildings,
                                            5.0%, 7/1/24                                 $  1,028,243
                                                                                         ------------
                                                                                         $  1,028,243
-----------------------------------------------------------------------------------------------------
                                            Washington -- 6.4%
 5,755,000                         A+/NR    Centralia Washington Electric Revenue,
                                            4.25%, 12/1/26                               $  5,290,802
10,000,000                         AA/NR    FYI Properties, 5.5%, 6/1/39                   10,256,700
10,850,000                        AAA/NR    King County Washington Housing
                                            Authority, 5.5%, 5/1/38                        10,931,484
 3,000,000                        A+/Aa3    King County Washington Public Hospital,
                                            5.25%, 12/1/37                                  2,957,310

The accompanying notes are an integral part of these financial statements.

28     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount($)      (unaudited)    (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                              Washington -- (continued)
  2,906,000                         AA+/NR    Seattle Washington Housing Authority,
                                              6.6%, 8/20/38                              $  2,923,087
 10,500,000                       BBB/Baa3    Tobacco Settlement Authority Washington,
                                              6.625%, 6/1/32                               10,328,325
  6,290,000                          NR/NR    Vancouver Washington Housing Authority,
                                              5.65%, 3/1/31                                 4,979,541
  1,500,000                        NR/Baa2    Washington Health Care Facilities
                                              Authority, 5.25%, 12/1/30                     1,347,690
  2,500,000                          NR/NR    Washington State Housing,
                                              5.25%, 1/1/17                                 2,154,850
  5,000,000                        AAA/Aa2    Washington State Health Care Facilities,
                                              5.25%, 10/1/33                                4,947,200
                                                                                         ------------
                                                                                         $ 56,116,989
-----------------------------------------------------------------------------------------------------
                                              Wisconsin -- 1.2%
  1,430,000                          NR/A1    Adams-Friendship School District,
                                              6.5%, 4/1/16                               $  1,697,562
  2,000,000                          NR/A3    Wisconsin Health & Educational,
                                              5.625%, 4/15/39                               1,913,980
  3,000,000                          A+/NR    Wisconsin Health & Educational Facilities
                                              Authority, 5.125%, 8/15/35                    2,773,020
  4,505,000                          NR/A3    Wisconsin State Health & Educational
                                              Facilities Authority, 5.6%, 2/15/29           4,459,184
                                                                                         ------------
                                                                                         $ 10,843,746
-----------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $915,570,928)                        $868,021,397
-----------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 99.7%
                                              (Cost $920,410,353) (a)                    $870,671,820
-----------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND LIABILITIES -- 0.3%       $  2,239,159
-----------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                 $872,910,979
=====================================================================================================

NR       Not rated by either S&P or Moody's.

*        Non-income producing security.

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     29

(a) At December 31, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $918,314,766 was as follows:

       Aggregate gross unrealized loss for all investments in which there is an
         excess of value over tax cost                                             $ 17,828,207
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (65,471,153)
                                                                                   ------------
       Net unrealized loss                                                         $(47,642,946)
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)      Security is fair valued by management. (See note 1A)


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $145,654,167 and $175,804,687, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund's assets:


------------------------------------------------------------------------------
                     Level 1         Level 2          Level 3      Total
------------------------------------------------------------------------------
Common Stock        $2,650,423      $         --         $--      $  2,650,423
Municipal Bonds             --       868,021,397          --       868,021,397
------------------------------------------------------------------------------
Total               $2,650,423      $868,021,397         $--      $870,671,820
==============================================================================


Following is a reconciliation of assets using significant unobservable inputs (Level 3):


------------------------------------------------------------------
                                                         Municipal
                                                         Bonds
------------------------------------------------------------------
Balance as of 12/31/09                                   $     --
Realized gain (loss)(1)                                        --
Change in unrealized appreciation (depreciation)(2)            --
Net purchases (sales)                                          --
Transfers in and out of Level 3                                --
                                                         --------
Balance as of 12/31/10                                   $     --
                                                         ========

1 Realized gain (loss) on these securities is Included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is Included in the change in unrealized gain (loss) on investments in the Statement of Operations.

Net change in unrealized depreciation of investments
still held as of 12/31/10                                $     --
                                                         ========


The accompanying notes are an integral part of these financial statements.

30     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Statement of Assets and Liabilities | 12/31/10


ASSETS:
  Investment in securities, at value (cost $920,410,353)     $ 870,671,820
  Receivables --
   Investment securities sold                                        5,000
   Fund shares sold                                                314,670
   Interest                                                     13,274,304
   Due from Pioneer Investment Management, Inc.                     38,548
  Other                                                             42,467
--------------------------------------------------------------------------
     Total assets                                            $ 884,346,809
--------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                   $   5,214,949
   Dividends                                                     1,089,917
  Due to bank                                                    4,929,891
  Due to affiliates                                                 82,266
  Accrued expenses                                                 118,807
--------------------------------------------------------------------------
     Total liabilities                                       $  11,435,830
--------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                            $1,031,510,258
  Undistributed net investment income                            3,781,709
  Accumulated net realized loss on investments                (112,642,455)
  Net unrealized loss on investments                           (49,738,533)
--------------------------------------------------------------------------
     Total net assets                                        $ 872,910,979
==========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $749,234,921/59,629,868 shares)          $       12.56
  Class B (based on $8,169,588/654,654 shares)               $       12.48
  Class C (based on $38,547,662/3,092,887 shares)            $       12.46
  Class Y (based on $76,958,808/6,139,583 shares)            $       12.53
MAXIMUM OFFERING PRICE:
  Class A ($12.56 [divided by] 95.50%)                       $       13.15
==========================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     31

Statement of Operations

For the Year Ended 12/31/10


INVESTMENT INCOME:
  Interest                                                  $47,043,447
-----------------------------------------------------------------------------------------
     Total investment income                                                 $ 47,043,447
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 3,984,636
  Transfer agent fees
   Class A                                                      339,738
   Class B                                                        9,268
   Class C                                                       11,430
   Class Y                                                        2,205
  Distribution fees
   Class A                                                    1,883,965
   Class B                                                      102,059
   Class C                                                      388,437
  Shareholder communication expense                             212,866
  Administrative reimbursements                                 276,706
  Custodian fees                                                 16,961
  Registration fees                                              93,994
  Professional fees                                             110,242
  Printing expense                                               63,485
  Fees and expenses of nonaffiliated trustees                    24,412
  Miscellaneous                                                 109,396
-----------------------------------------------------------------------------------------
     Total expenses                                                          $  7,629,800
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                           $   (255,602)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $  7,374,198
-----------------------------------------------------------------------------------------
       Net investment income                                                 $ 39,669,249
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                           $    436,709
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $(25,243,454)
-----------------------------------------------------------------------------------------
  Net loss on investments                                                    $(24,806,745)
-----------------------------------------------------------------------------------------
  Net increase net assets resulting from operations                          $ 14,862,504
=========================================================================================

The accompanying notes are an integral part of these financial statements.

32     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Statement of Changes in Net Assets

For the Years Ended 12/31/10 and 12/31/09, respectively


-------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            12/31/10           12/31/09
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $ 39,669,249       $ 23,906,163
Net realized gain (loss) on investments                          436,709         (9,884,318)
Change in net unrealized gain (loss) on investments          (25,243,454)        86,797,248
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 14,862,504       $100,819,093
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.59 and $0.61 per share, respectively)        $(33,704,074)      $(21,744,438)
   Class B ($0.47 and $0.50 per share, respectively)            (366,881)          (245,171)
   Class C ($0.48 and $0.50 per share, respectively)          (1,434,829)          (888,890)
   Class Y ($0.63 and $0.63 per share, respectively)          (3,453,900)        (1,096,135)
Net realized gain:
   Class A ($0.00 and $0.01 per share, respectively)                  --           (179,999)
   Class B ($0.00 and $0.01 per share, respectively)                  --             (2,201)
   Class C ($0.00 and $0.01 per share, respectively)                  --             (9,574)
   Class Y ($0.00 and $0.01 per share, respectively)                  --             (9,025)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(38,959,684)      $(24,175,433)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 98,299,947       $ 56,636,262
Shares issued in reorganization                              417,600,371         73,975,006
Reinvestment of distributions                                 25,956,811         15,054,845
Cost of shares repurchased                                  (178,670,277)       (80,759,552)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $363,186,852       $ 64,906,561
-------------------------------------------------------------------------------------------
   Net increase in net assets                               $339,089,672       $141,550,221
NET ASSETS:
Beginning of year                                            533,821,307        392,271,086
-------------------------------------------------------------------------------------------
End of year                                                 $872,910,979       $533,821,307
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $  3,781,709       $  3,069,261
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     33

-----------------------------------------------------------------------------------------------------
                                        '10 Shares       '10 Amount      '09 Shares       '09 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                              4,845,878     $ 64,335,468        3,355,816     $40,839,914
Reinvestment of distributions            1,831,779       24,130,823        1,176,375      14,458,732
Shares issued in reorganization of
Pioneer AMT-Free CA Municipal Fund              --               --        5,703,207      68,324,416
Shares issued in reorganization of
Pioneer Intermediate Tax Free
  Income Fund                              594,920        7,710,163               --              --
Shares issued in reorganization of
Pioneer Tax Free Income Fund            25,471,046      330,104,753               --              --
Less shares repurchased                (10,393,855)    (136,128,850)      (5,362,126)    (66,299,212)
-----------------------------------------------------------------------------------------------------
   Net increase                         22,349,768     $290,152,357        4,873,272     $57,323,850
=====================================================================================================
Class B
Shares sold                                 48,182     $    636,415           79,753     $   951,989
Reinvestment of distributions               20,361          266,522            8,871         107,840
Shares issued in reorganization of
Pioneer AMT-Free CA Municipal Fund              --               --           65,510         779,574
Shares issued in reorganization of
Pioneer Tax Free Income Fund               605,286        7,790,030               --              --
Less shares repurchased                   (475,982)      (6,224,798)        (185,481)     (2,273,278)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)                 197,847     $  2,468,169          (31,347)    $  (433,875)
=====================================================================================================
Class C
Shares sold                                694,754     $  9,078,265          612,081     $ 7,427,598
Reinvestment of distributions               67,132          877,730           34,716         424,409
Shares issued in reorganization of
Pioneer AMT-Free CA Municipal Fund              --               --          409,673       4,871,016
Shares issued in reorganization of
Pioneer Intermediate Tax Free
  Income Fund                                5,168           66,460               --              --
Shares issued in reorganization of
Pioneer Tax Free Income Fund             1,066,656       13,717,192               --              --
Less shares repurchased                   (810,400)     (10,487,121)        (386,538)     (4,717,655)
-----------------------------------------------------------------------------------------------------
   Net increase                          1,023,310     $ 13,252,526          669,932     $ 8,005,368
=====================================================================================================
Class Y
Shares sold                              1,849,946     $ 24,249,799          599,149     $ 7,416,761
Reinvestment of distributions               51,891          681,736            5,216          63,864
Shares issued in reorganization of
Pioneer Intermediate Tax Free
  Income Fund                              626,916        8,106,024               --              --
Shares issued in reorganization of
Pioneer Tax Free Income Fund             3,875,155       50,105,749               --              --
Less shares repurchased                 (1,974,866)     (25,829,508)        (599,847)     (7,469,407)
-----------------------------------------------------------------------------------------------------
   Net increase                          4,429,042     $ 57,313,800            4,518     $    11,218
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

34     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Financial Highlights

------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended
                                                                               12/31/10      12/31/09
------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $  12.86      $  10.90
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $   0.57      $   0.59
 Net realized and unrealized gain (loss) on investments                           (0.28)         1.99
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $   0.29      $   2.58
Distributions to shareowners:
 Net investment income                                                            (0.59)        (0.61)
 Net realized gain                                                                   --         (0.01)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  (0.30)     $   1.96
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  12.56      $  12.86
======================================================================================================
Total return*                                                                      2.15%        24.01%
Ratio of net expenses to average net assets+                                       0.82%         0.82%
Ratio of net investment income to average net assets+                              4.55%         4.94%
Portfolio turnover rate                                                              18%           18%
Net assets, end of period (in thousands)                                       $749,235      $479,599
Ratios with no waiver of management fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.85%         0.88%
 Net investment income                                                             4.52%         4.88%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.82%         0.82%
 Net investment income                                                             4.55%         4.94%
======================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended    Year Ended
                                                                               12/31/08      12/31/07      12/31/06
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $  13.50      $  14.11      $  14.13
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $   0.60      $   0.62      $   0.53
 Net realized and unrealized gain (loss) on investments                           (2.54)        (0.42)         0.18
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $  (1.94)     $   0.20      $   0.71
Distributions to shareowners:
 Net investment income                                                            (0.59)        (0.61)        (0.61)
 Net realized gain                                                                (0.07)        (0.20)        (0.12)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  (2.60)     $  (0.61)     $  (0.02)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  10.90      $  13.50      $  14.11
=====================================================================================================================
Total return*                                                                    (14.85)%        1.40%         5.20%
Ratio of net expenses to average net assets+                                       0.82%         0.82%         0.86%
Ratio of net investment income to average net assets+                              4.66%         4.45%         4.48%
Portfolio turnover rate                                                              27%           18%            8%
Net assets, end of period (in thousands)                                       $353,257      $451,219      $471,084
Ratios with no waiver of management fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.88%         0.85%         0.96%
 Net investment income                                                             4.60%         4.42%         4.38%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.82%         0.82%         0.86%
 Net investment income                                                             4.66%         4.45%         4.48%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10    35

-----------------------------------------------------------------------------------------------------
                                                                               Year Ended  Year Ended
                                                                               12/31/10    12/31/09
-----------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                           $12.78      $10.83
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $ 0.46      $ 0.50
 Net realized and unrealized gain (loss) on investments                         (0.29)       1.96
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $ 0.17      $ 2.46
Distributions to shareowners:
 Net investment income                                                          (0.47)      (0.50)
 Net realized gain                                                                 --       (0.01)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $(0.30)     $ 1.95
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $12.48      $12.78
=====================================================================================================
Total return*                                                                    1.25%      22.97%
Ratio of net expenses to average net assets+                                     1.68%       1.71%
Ratio of net investment income to average net assets+                            3.68%       4.06%
Portfolio turnover rate                                                            18%         18%
Net assets, end of period (in thousands)                                       $8,169      $5,838
Ratios with no waiver of management fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.68%       1.71%
 Net investment income                                                           3.68%       4.06%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.68%       1.71%
 Net investment income                                                           3.68%       4.06%
=====================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended   Year Ended
                                                                                12/31/08     12/31/07     2/31/06
---------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                            $ 13.41      $14.03       $14.07
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.48      $ 0.48       $ 0.46
 Net realized and unrealized gain (loss) on investments                           (2.52)      (0.41)        0.14
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $ (2.04)     $ 0.07       $ 0.60
Distributions to shareowners:
 Net investment income                                                            (0.47)      (0.49)       (0.52)
 Net realized gain                                                                (0.07)      (0.20)       (0.12)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ (2.58)     $(0.62)      $(0.04)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.83      $13.41       $14.03
=================================================================================================================
Total return*                                                                    (15.60%)      0.46%        4.36%
Ratio of net expenses to average net assets+                                       1.72%       1.72%        1.69%
Ratio of net investment income to average net assets+                              3.76%       3.55%        3.62%
Portfolio turnover rate                                                              27%         18%           8%
Net assets, end of period (in thousands)                                        $ 5,286      $6,737       $6,228
Ratios with no waiver of management fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.72%       1.78%        1.69%
 Net investment income                                                             3.76%       3.49%        3.62%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.72%       1.72%        1.69%
 Net investment income                                                             3.76%       3.55%        3.62%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

---------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended
                                                                                12/31/10      12/31/09
---------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 12.77       $ 10.83
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.47       $  0.47
 Net realized and unrealized gain (loss) on investments                           (0.30)         1.98
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  0.17       $  2.45
Distributions to shareowners:
 Net investment income                                                            (0.48)        (0.50)
 Net realized gain                                                                   --         (0.01)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ (0.31)      $  1.94
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 12.46       $ 12.77
======================================================================================================
Total return*                                                                      1.26%        22.93%
Ratio of net expenses to average net assets+                                       1.60%         1.64%
Ratio of net investment income to average net assets+                              3.78%         4.08%
Portfolio turnover rate                                                              18%           18%
Net assets, end of period (in thousands)                                        $38,548       $26,422
Ratios assuming no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.60%         1.64%
 Net investment income                                                             3.78%         4.08%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.60%         1.64%
 Net investment income                                                             3.78%         4.08%
======================================================================================================


--------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended   Year Ended   Year Ended
                                                                               12/31/08     12/31/07     12/31/06
--------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                           $ 13.42      $ 14.02      $ 14.04
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.45      $  0.45      $  0.44
 Net realized and unrealized gain (loss) on investments                          (2.48)       (0.35)        0.18
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $ (2.03)     $  0.10      $  0.62
Distributions to shareowners:
 Net investment income                                                           (0.49)       (0.50)       (0.52)
 Net realized gain                                                               (0.07)       (0.20)       (0.12)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (2.59)     $ (0.60)     $ (0.02)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 10.83      $ 13.42      $  14.02
=================================================================================================================
Total return*                                                                   (15.56)%       0.67%        4.52%
Ratio of net expenses to average net assets+                                      1.65%        1.58%        1.65%
Ratio of net investment income to average net assets+                             3.85%        3.66%        3.58%
Portfolio turnover rate                                                             27%          18%           8%
Net assets, end of period (in thousands)                                       $15,157      $12,620      $ 5,891
Ratios assuming no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.65%        1.58%        1.65%
 Net investment income                                                            3.85%        3.66%        3.58%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.65%        1.58%        1.65%
 Net investment income                                                            3.85%        3.66%        3.58%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10    37

---------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended
                                                                                12/31/10      12/31/09
---------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $ 12.84       $ 10.89
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.58       $  0.63
 Net realized and unrealized gain (loss) on investments                           (0.26)         1.96
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  0.32       $  2.59
Distributions to shareowners:
 Net investment income                                                            (0.63)        (0.63)
 Net realized gain                                                                   --         (0.01)
------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                                     $ (0.31)      $  1.95
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 12.53       $ 12.84
======================================================================================================
Total return*                                                                      2.34%        24.22%
Ratio of net expenses to average net assets+                                       0.55%         0.58%
Ratio of net investment income to average net assets+                              4.81%         5.17%
Portfolio turnover rate                                                              18%           18%
Net assets, end of period (in thousands)                                        $76,959       $21,963
Ratios assuming no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.55%         0.58%
 Net investment income                                                             4.80%         5.17%
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.55%         0.58%
 Net investment income                                                             4.81%         5.17%
======================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended  Year Ended  11/10/06 to
                                                                                12/31/08    12/31/07    12/31/06 (a)
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $ 13.48     $ 14.09     $ 14.17
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.62     $  0.67     $  0.09
 Net realized and unrealized gain (loss) on investments                           (2.51)      (0.44)      (0.06)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $ (1.89)    $  0.23     $  0.03
Distributions to shareowners:
 Net investment income                                                            (0.63)      (0.64)      (0.11)
 Net realized gain                                                                (0.07)      (0.20)         --
------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                                     $ (2.59)    $ (0.61)    $ (0.08)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 10.89     $ 13.48     $ 14.09
==================================================================================================================
Total return*                                                                    (14.56)%      1.67%       0.21%(b)
Ratio of net expenses to average net assets+                                       0.58%       0.54%       0.60%**
Ratio of net investment income to average net assets+                              4.90%       4.73%       4.49%**
Portfolio turnover rate                                                              27%         18%          8%**
Net assets, end of period (in thousands)                                        $18,571     $23,331     $28,693
Ratios assuming no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.58%       0.54%       0.60%**
 Net investment income                                                             4.90%       4.73%       4.49%**
Ratios with waiver of management fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.58%       0.54%       0.60%**
 Net investment income                                                             4.90%       4.73%       4.49%**
==================================================================================================================

(a) Class Y shares were first publicly offered November 10, 2006.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

38    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Notes to Financial Statements | 12/31/10

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of three series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     39

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At December 30, 2010 one security was valued using fair value methods representing 0.0% of net assets (in addition to securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


40     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2010, the Fund had a net capital loss carryforward of $112,013,132, of which, the following amounts will expire between 2011 and 2017 if not utilized: $1,586,570 in 2011, $61,017,188 in 2014, $4,164,490 in
   2015, $31,743,687 in 2016 and $13,501,197 in 2017. Included in this amount is
   $103,941,059 which, as a result of the reorganizations with Pioneer Tax Free Income Fund on March 5, 2010, may be subject to limitations imposed by the Internal Revenue Code.

   The Fund has elected to defer $629,323 in capital losses recognized between November 1, 2009 and December 31, 2010 to its fiscal year ending December 31, 2011.

   At December 31, 2010, the Fund has reclassified $7,353,328 to decrease accumulated net realized loss on investments and $7,353,328 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the year ended December 31, 2010 and December 31, 2009 was follows:


--------------------------------------------------------
                                    2010            2009
--------------------------------------------------------
Distributions paid from:
Ordinary income              $   970,116     $   323,596
Tax-exempt income             37,989,568      23,651,944
Long-term capital gain                --         199,893
--------------------------------------------------------
   Total                     $38,959,684     $24,175,433
========================================================


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     41

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2010:


-------------------------------------------------------------
                                                        2010
-------------------------------------------------------------
Distributable earnings:
Undistributed tax-exempt income                $   1,686,122
Capital loss carryforward                       (112,013,132)
Current year post-October loss deferred             (629,323)
Unrealized depreciation                          (47,642,946)
-------------------------------------------------------------
   Total                                       $(158,599,279)
=============================================================

   The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned approximately $86,910 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2010.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


42     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Expenses waived during the year ended December 31, 2010 are reflected on the Statement of Operations. These limitations are in effect through May 1, 2012 for Class A shares and through May 1, 2011 for Class Y shares. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,993 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.


3.Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2010, such out-of-pocket expenses by class of shares were as follows:


------------------------------------------
Shareholder Communications:
------------------------------------------
Class A                          $ 180,028
Class B                              6,172
Class C                             12,135
Class Y                             14,531
------------------------------------------
   Total                         $ 212,866
==========================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,843 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     43

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,430 in distribution fees payable to PFD at December 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2010, CDSCs in the amount of $21,385 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an


44     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2010, the Fund had no borrowings under this agreement.


7. Reorganization Information

Pioneer AMT-Free CA Municipal Fund was reorganized into Pioneer AMT-Free Municipal Fund on June 12, 2009. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and liabilities of Pioneer AMT-Free CA Municipal Fund for shares of Pioneer AMT-Free Municipal Fund. Shareowners holding Class A, Class B and Class C shares of Pioneer AMT-Free CA Municipal Fund received Class A, Class B and Class C shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. The investment portfolio of Pioneer AMT-Free CA Municipal Fund, with a value of $72,747,025 and an identified cost of $84,821,239 at June 12, 2009, was the principal asset acquired by Pioneer AMT-Free Municipal Fund. For financial reporting purposes, assets received by Pioneer AMT-Free Municipal Fund were valued using prices supplied by independent pricing services and shares issued by Pioneer AMT-Free Municipal Fund were recorded at net asset value; however, the cost basis of the investments received from Pioneer AMT-Free CA Municipal Fund was carried forward to align ongoing reporting of Pioneer AMT-Free Municipal Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:


---------------------------------------------------------------------------------------------
                          Pioneer AMT-Free       Pioneer AMT-Free       Pioneer AMT-Free
                          Municipal Fund         CA Municipal Fund      Municipal Fund
                         (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
---------------------------------------------------------------------------------------------
Net Assets
Class A                   $400,815,520            $68,324,416           $469,139,936
Class B                   $  5,743,770            $   779,574           $  6,523,344
Class C                   $ 18,143,923            $ 4,871,016           $ 23,014,939
Class Y                   $ 19,582,373            $        --           $ 19,582,373
------------------------------------------------------------------------------------
Total Net Assets          $444,285,586            $73,975,006           $518,260,592
------------------------------------------------------------------------------------
Shares Outstanding
Class A                     33,459,729              6,442,737             39,162,936
Class B                        482,564                 73,910                548,075
Class C                      1,525,803                462,799              1,935,477
Class Y                      1,637,397                     --              1,637,397
Shares Issued in
 Reorganization
Class A                                                                    5,703,207
Class B                                                                       65,510
Class C                                                                      409,673


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     45

-----------------------------------------------------------------------
                                         Unrealized        Accumulated
                                         Depreciation On   Loss On
                                         Closing Date      Closing Date
-----------------------------------------------------------------------
Pioneer AMT-Free CA Municipal Fund       $ (12,074,214)    $  (461,259)


Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period for Pioneer AMT-Free Municipal Fund, Pioneer AMT-Free Municipal Fund's pro forma results of operations for the year ended December 31, 2009, are as follows:


---------------------------------------------------------------------

---------------------------------------------------------------------
Net investment income                                    $ 25,775,244
Net gain on investments                                  $ 84,796,536
Net increase in net assets resulting from operations     $110,571,780

Each of Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund was reorganized into Pioneer AMT-Free Municipal Fund on March 5, 2010. The purpose of this transaction was to combine three funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and liabilities of each of Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund for shares of Pioneer AMT-Free Municipal Fund. Shareowners holding Class A, Class B, Class C and Class Y shares of Pioneer Tax Free Income Fund received Class A, Class B, Class C and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. Shareowners holding Class A, Class C and Class Y shares of Pioneer Intermediate Tax Free Income Fund received Class A, Class C and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. The investment portfolio of Pioneer Tax Free Income Fund, with a value of $379,164,310 and an identified cost of $406,499,798 at March 5, 2010 and the investment portfolio of Pioneer Intermediate Tax Free Income Fund, with a value of $15,394,263 and an identified cost of $14,594,363 at March 5, 2010, were the principal assets acquired by Pioneer AMT-Free Municipal Fund in the respective reorganizations. For financial reporting purposes, assets received by Pioneer AMT-Free Municipal Fund were valued using prices supplied by independent pricing services and shares issued by Pioneer AMT-Free Municipal Fund were recorded at net asset value; however, the cost basis of the investments received from Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund were carried forward to align ongoing reporting of Pioneer AMT-Free Municipal Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:


46     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------
                                                                      Pioneer
                                                                      Intermediate
                        Pioneer AMT-Free       Pioneer Tax Free       Tax Free               Pioneer AMT-Free
                        Municipal Fund         Income Fund            Income Fund           Municipal Fund
                        (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)  (Post-Reorganization)
-----------------------------------------------------------------------------------------------------------------
Net Assets
Class A                 $ 476,945,445          $  330,104,753         $   7,710,163         $ 814,760,361
Class B                 $   5,413,460          $    7,790,030         $          --         $  13,203,490
Class C                 $  26,433,776          $   13,717,192         $      66,460         $  40,217,428
Class Y                 $  22,111,557          $   50,105,749         $   8,106,024         $  80,323,330
---------------------------------------------------------------------------------------------------------
Total Net Assets        $ 530,904,238          $  401,717,724         $  15,882,647         $ 948,504,609
---------------------------------------------------------------------------------------------------------
Shares Outstanding
Class A                    36,814,211              31,542,771               805,790            62,880,177
Class B                       420,588                 749,140                    --             1,025,874
Class C                     2,055,785               1,330,179                 6,939             3,127,609
Class Y                     1,710,161               4,805,238               847,542             6,212,232


                                                    Exchange            Exchange       Shares Issued in
                                                    Ratio               Ratio          Reorganization
Class A                                                0.0772            0.0772        26,065,966
Class B                                                0.0777                --           605,286
Class C                                                0.0778            0.0778         1,071,824
Class Y                                                0.0773            0.0773         4,502,071


--------------------------------------------------------------------------------
                                             Unrealized
                                             Appreciation        Accumulated
                                             (Depreciation) On   Gain (Loss) On
                                             Closing Date        Closing Date
--------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                 $ (27,335,488)      $ (111,461,671)
Pioneer Intermediate Tax Free Income Fund    $     799,900       $      322,967


8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young


Boston, Massachusetts
February 25, 2011


48     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 98.50% and 0.0%, respectively.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     49

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


50     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and ten year periods ended June 30, 2010, in the third quintile of its Morningstar category for the three year period ended June 30, 2010, and in the second quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted that the Fund's management fee was approximately two basis points over the median management fee of its peer group. The Trustees considered that the Fund's


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     51
expense ratio for the twelve months ended June 30, 2010 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as


52     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     53

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


54     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held            Length of Service                                           Other Directorships
Name and Age              with the Fund            and Term of Office        Principal Occupation              Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*  Chairman of the Board,   Trustee since 2004.       Non-Executive Chairman and a      None
                          Trustee and President    Serves until a successor  director of Pioneer Investment
                                                   trustee is elected or     Management USA Inc. ("PIM-USA");
                                                   earlier retirement or     Chairman and a director of
                                                   removal.                  Pioneer; Chairman and Director
                                                                             of Pioneer Institutional Asset
                                                                             Management, Inc. (since 2006);
                                                                             Director of Pioneer Alternative
                                                                             Investment Management Limited
                                                                             (Dublin); President and a
                                                                             director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             Deputy Chairman and a director
                                                                             of Pioneer Global Asset
                                                                             Management S.p.A. ("PGAM")
                                                                             (until April 2010); Director of
                                                                             PIOGLOBAL Real Estate Investment
                                                                             Fund (Russia) (until June 2006);
                                                                             Director of Nano-C, Inc. (since
                                                                             2003); Director of Cole
                                                                             Management Inc. (since 2004);
                                                                             Director of Fiduciary
                                                                             Counseling, Inc.; President and
                                                                             Director of Pioneer Funds
                                                                             Distributor, Inc. ("PFD") (until
                                                                             May 2006); President of all of
                                                                             the Pioneer Funds; and Of
                                                                             Counsel, Wilmer Cutler Pickering
                                                                             Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)* Trustee and Executive    Trustee since 2007.       Director, CEO and President of    None
                          Vice President           Serves until a successor  PIM-USA (since February 2007);
                                                   trustee is elected or     Director and President of
                                                   earlier retirement or     Pioneer and Pioneer
                                                   removal.                  Institutional Asset Management,
                                                                             Inc. (since February 2007);
                                                                             Executive Vice President of all
                                                                             of the Pioneer Funds (since
                                                                             March 2007); Director of PGAM
                                                                             (2007 - 2010); Head of New
                                                                             Europe Division, PGAM (2000 -
                                                                             2005); and Head of New Markets
                                                                             Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------
*  Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10    55

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                       Position Held     Length of Service                                           Other Directorships
Name and Age           with the Fund     and Term of Office        Principal Occupation              Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)     Trustee           Trustee since 2005.       Managing Partner, Federal City    Director of Enterprise
                                         Serves until a successor  Capital Advisors (corporate       Community Investment, Inc.
                                         trustee is elected or     advisory services company) (1997  (privately held affordable
                                         earlier retirement or     - 2004 and 2008 - present);       housing finance company) (1985
                                         removal.                  Interim Chief Executive Officer,  - 2010); Director of Oxford
                                                                   Oxford Analytica, Inc.            Analytica, Inc. (2008 -
                                                                   (privately held research and      present); Director of The
                                                                   consulting company) (2010);       Swiss Helvetia Fund, Inc.
                                                                   Executive Vice President and      (closed-end fund) (2010 -
                                                                   Chief Financial Officer, I-trax,  present); and Director of New
                                                                   Inc. (publicly traded health      York Mortgage Trust (publicly
                                                                   care services company) (2004 -    traded mortgage REIT) (2004 -
                                                                   2007); and Executive Vice         2009)
                                                                   President and Chief Financial
                                                                   Officer, Pedestal Inc.
                                                                   (internet-based mortgage trading
                                                                   company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)      Trustee           Trustee since 2004.       Chairman, Bush International,     Director of Marriott
                                         Serves until a successor  LLC (international financial      International, Inc. (2008 -
                                         trustee is elected or     advisory firm) (1991 - present);  present); Director of Discover
                                         earlier retirement or     Senior Managing Director, Brock   Financial Services (credit
                                         removal.                  Capital Group, LLC (strategic     card issuer and electronic
                                                                   business advisers) (2010 -        payment services) (2007 -
                                                                   present); Managing Director,      present); Former Director of
                                                                   Federal Housing Finance Board     Briggs & Stratton Co. (engine
                                                                   (oversight of Federal Home Loan   manufacturer) (2004 - 2009);
                                                                   Bank system) (1989 - 1991); Vice  Former Director of UAL
                                                                   President and Head of             Corporation
                                                                   International Finance, Federal
                                                                   National Mortgage Association
                                                                   (1988 - 1989); U.S. Alternate
                                                                   Executive Director,
                                                                   International Monetary Fund
                                                                   (1984 - 1988); Executive
                                                                   Assistant to Deputy Secretary of
                                                                   the U.S. Treasury, U.S. Treasury
                                                                   Department (1982 - 1984); and
                                                                   Vice President and Team Leader
                                                                   in Corporate Banking, Bankers
                                                                   Trust Co. (1976 - 1982)
-----------------------------------------------------------------------------------------------------------------------------------


56    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                       Position Held     Length of Service                                           Other Directorships
Name and Age           with the Fund     and Term of Office        Principal Occupation              Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62) (continued)                                                                        (airline holding company)
                                                                                                     (2006 - 2010); Director of
                                                                                                     ManTech International
                                                                                                     Corporation (national
                                                                                                     security, defense, and
                                                                                                     intelligence technology firm)
                                                                                                     (2006 - present); Member,
                                                                                                     Board of Governors, Investment
                                                                                                     Company Institute (2007 -
                                                                                                     present); Member, Board of
                                                                                                     Governors, Independent
                                                                                                     Directors Council (2007 -
                                                                                                     present); Former Director of
                                                                                                     Brady Corporation (2000 -
                                                                                                     2007); Former Director of
                                                                                                     Mortgage Guaranty Insur- ance
                                                                                                     Corporation (1991 - 2006);
                                                                                                     Former Director of Millennium
                                                                                                     Chemicals, Inc. (commodity
                                                                                                     chemicals) (2002 - 2005);
                                                                                                     Former Director, R.J. Reynolds
                                                                                                     Tobacco Holdings, Inc.
                                                                                                     (tobacco) (1999 - 2005); and
                                                                                                     Former Director of Texaco,
                                                                                                     Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------

                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
57

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                                             Other Directorships
Name and Age               with the Fund   and Term of Office         Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)  Trustee         Trustee since 2008.        William Joseph Maier Professor of  Trustee, Mellon
                                           Serves until a successor   Political Economy, Harvard         Institutional Funds
                                           trustee is elected or      University (1972 - present)        Investment Trust and
                                           earlier retirement or                                         Mellon Institutional Funds
                                           removal.                                                      Master Portfolio (oversaw
                                                                                                         17 portfolios in fund
                                                                                                         complex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)  Trustee         Trustee since 2004.        Founding Director, Vice President  None
                                           Serves until a successor   and Corporate Secretary, The
                                           trustee is elected or      Winthrop Group, Inc. (consulting
                                           earlier retirement or      firm) (1982 - present); Desautels
                                           removal.                   Faculty of Management, McGill
                                                                      University (1999 - present); and
                                                                      Manager of Research Operations
                                                                      and Organiza- tional Learning,
                                                                      Xerox PARC, Xerox's Advance
                                                                      Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)       Trustee         Trustee since 2006.        Chairman and Chief Executive       Director, Broadridge
                                           Serves until a successor   Officer, Quadriserv, Inc.          Financial Solutions, Inc.
                                           trustee is elected or      (technology products for           (investor communications
                                           earlier retirement or      securities lending industry)       and securities processing
                                           removal.                   (2008 - present); private          provider for financial
                                                                      investor (2004 - 2008); and        services industry) (2009 -
                                                                      Senior Executive Vice President,   present); and Director,
                                                                      The Bank of New York (financial    Quadriserv, Inc. (2005 -
                                                                      and securities services) (1986 -   present)
                                                                      2004)
-----------------------------------------------------------------------------------------------------------------------------------

58    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                                             Other Directorships
Name and Age               with the Fund   and Term of Office         Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee         Trustee since 2004.        President and Chief Executive      Director of New America
                                           Serves until a successor   Officer, Newbury, Piret &          High Income Fund, Inc.
                                           trustee is elected or      Company, Inc. (investment banking  (closed-end investment
                                           earlier retirement or      firm) (1981 - present)             company) (2004 - present);
                                           removal.                                                      and member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute (2000 -
                                                                                                         2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Trustee         Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss
                                           Serves until a successor   Cromwell LLP (law firm) (1998 -    Helvetia Fund, Inc.
                                           trustee is elected or      present); and Partner, Sullivan &  (closed-end investment
                                           earlier retirement or      Cromwell LLP (prior to 1998)       company); and Director,
                                           removal.                                                      AMVESCAP, PLC (investment
                                                                                                         manager) (1997 - 2005)
-----------------------------------------------------------------------------------------------------------------------------------


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10    59

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held    Length of Service                                              Other Directorships
Name and Age               with the Fund    and Term of Office      Principal Occupation                   Held by this Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46) Secretary        Since 2010. Serves at   Vice President and Associate General   None
                                            the discretion of the   Counsel of Pioneer since January 2008
                                            Board.                  and Secretary of all of the Pioneer
                                                                    Funds since June 2010; Assistant
                                                                    Secretary of all of the Pioneer Funds
                                                                    from September 2003 to May 2010; and
                                                                    Vice President and Senior Counsel of
                                                                    Pioneer from July 2002 to December
                                                                    2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)     Assistant        Since 2010. Serves at   Fund Governance Director of Pioneer    None
                           Secretary        the discretion of the   since December 2006 and Assistant
                                            Board.                  Secretary of all the Pioneer Funds
                                                                    since June 2010; Manager - Fund
                                                                    Governance of Pioneer from December
                                                                    2003 to November 2006; and Senior
                                                                    Paralegal of Pioneer from January
                                                                    2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)          Assistant        Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                           Secretary        the discretion of the   and Assistant Secretary of all the
                                            Board.                  Pioneer Funds since June 2010; and
                                                                    Vice President and Counsel at State
                                                                    Street Bank from October 2004 to June
                                                                    2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)       Treasurer        Since 2008. Serves at   Vice President - Fund Accounting,      None
                                            the discretion of the   Administration and Controllership
                                            Board.                  Services of Pioneer; Treasurer of all
                                                                    of the Pioneer Funds since March
                                                                    2008; Deputy Treasurer of Pioneer
                                                                    from March 2004 to February 2008;
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds from March 2004 to
                                                                    February 2008; and Treasurer and
                                                                    Senior Vice President, CDC IXIS Asset
                                                                    Management Services, from 2002 to
                                                                    2003
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)      Assistant        Since 2004. Serves at   Assistant Vice President - Fund        None
                           Treasurer        the discretion of the   Accounting, Administration and
                                            Board.                  Controllership Services of Pioneer;
                                                                    and Assistant Treasurer of all of the
                                                                    Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------

60    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held    Length of Service                                              Other Directorships
Name and Age               with the Fund    and Term of Office      Principal Occupation                   Held by this Officer
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)         Assistant        Since 2004. Serves at   Fund Accounting Manager - Fund         None
                           Treasurer        the discretion of the   Accounting, Administration and
                                            Board.                  Controllership Services of Pioneer;
                                                                    and Assistant Treasurer of all of the
                                                                    Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)      Assistant        Since 2009. Serves at   Fund Administration Manager - Fund     None
                           Treasurer        the discretion of the   Accounting, Administration and
                                            Board.                  Controllership Services since
                                                                    November 2008; Assistant Treasurer of
                                                                    all of the Pioneer Funds since
                                                                    January 2009; and Client Service
                                                                    Manager - Institutional Investor
                                                                    Services at State Street Bank from
                                                                    March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)       Chief Compliance Since 2010. Serves at   Chief Compliance Officer of Pioneer    None
                           Officer          the discretion of the   and of all the Pioneer Funds since
                                            Board.                  March 2010; Director of Adviser and
                                                                    Portfolio Compliance at Pioneer since
                                                                    October 2005; and Senior Compliance
                                                                    Officer for Columbia Management
                                                                    Advisers, Inc. from October 2003 to
                                                                    October 2005
-----------------------------------------------------------------------------------------------------------------------------------


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10    61

                            This page for your notes.


62     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
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                            This page for your notes.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     63
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                            This page for your notes.


64     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10
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                            This page for your notes.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     65

                            This page for your notes.


66     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

                            This page for your notes.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10     67
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68     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Growth
Opportunities Fund
--------------------------------------------------------------------------------
Annual Report | December 31, 2010
--------------------------------------------------------------------------------


Ticker Symbols:

Class A      PGOFX

Class B      GOFBX

Class C      GOFCX

Class R      PGRRX

Class Y      GROYX





[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             8

Prices and Distributions                                      9

Performance Update                                           10

Comparing Ongoing Fund Expenses                              15

Schedule of Investments                                      17

Financial Statements                                         27

Notes to Financial Statements                                36

Report of Independent Registered Public Accounting Firm      45

Approval of Investment Advisory Agreement                    46

Trustees, Officers and Service Providers                     50


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     1

President's Letter


Dear Shareowner,

Throughout 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds, until a rally late in the year lifted equity returns. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged for those first eleven months, valuations were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors, many of whom were rewarded in the subsequent late-year equity rally.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     3

Portfolio Management Discussion | 12/31/10

In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended December 31, 2010.

Q How did the Fund perform over the 12 months ended December 31, 2010?

A Pioneer Growth Opportunities Fund Class A shares returned 19.60% at net asset value over the 12 months ended December 31, 2010, while the Fund's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 29.09%. Over the same period, the average return of the 499 mutual funds in Lipper's Small Cap Growth Funds category was 27.62%.

Q What is your explanation for the Fund's underperformance of both the Russell
  Index and its peers over the 12 months ended December 31, 2010?

A The broader-market backdrop, while positive in terms of its absolute results, proved challenging to our long-standing investment style for the Fund. For many years, we have employed an approach known as "GARP," which stands for "Growth at a Reasonable Price." The GARP style looks for stocks offering the best combination of durable earnings growth and reasonable valuations.

  We believe this approach creates a positive balance of risk and reward over the long term, since it identifies not just stocks enjoying strong prospective growth, but also those whose reasonable valuations promise the best outlook for strong risk-adjusted returns through a full investment cycle.

  Unfortunately, the GARP style was slightly out of step with the market in 2010. The market saw unprecedented levels of correlation between individual stocks. Moreover, dispersion in performance between individual securities was near-record low levels. The relatively narrow list of stocks that outperformed were among the most richly valued, fastest growing, and most volatile. As a result, investors were rewarded for taking on more risk and holding on to their winners. That was a difficult environment for a strategy such as ours, which focuses on attractively valued and less-volatile growth companies whose virtues are not yet fully reflected in their share prices.

  While we're pleased that the Fund produced a good absolute return for the 12 months ended December 31, 2010, we are disappointed with its underperformance of the Russell Index and its peers over the full calendar year. However, even in the hottest momentum-driven markets, it pays to remember that, ultimately, valuations do matter. We have therefore stayed true to the investment discipline that has worked well for the Fund over the past decade.


4    Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Q In what areas did the Fund's positioning hurt its performance over the 12 months ended December 31, 2010?

A The Fund's positioning in the consumer discretionary sector had the largest negative impact on its performance. The Fund held a large underweight in the sector, as we found relatively few attractive individual stocks at a time in which consumer spending remained challenged due to excessive debt, high unemployment and poor wage growth. Consumer spending rebounded during 2010, however, as pent-up demand fueled improved earnings results and strong share performance within the sector. The Fund's underweight in the sector, together with poor stock selection, cost the Fund about four percentage points of benchmark-relative performance during the annual reporting period ended December 31, 2010.

  The Fund's positioning in the energy sector also pressured performance results. Energy stocks performed very well as a group, rising by about 44% for the year. There was a large disparity, however, between the performance of oil-related stocks, which surged behind the robust gain in crude oil prices; and natural gas stocks, which lagged sharply due to the commodity's poor price performance. The Fund was tilted more toward the natural gas side, which kept it from fully participating in the sector's strong gain.

  Among individual stocks, a key detractor from Fund performance was Amag Pharmaceutical, whose shares were hit hard in response to a disappointing launch of a new drug aimed at treating chronic kidney disease. Assured Guaranty, which guarantees municipal bond issues, performed poorly amidst concerns about the potential for rising municipal bond defaults. Chiquita International also posted disappointing share performance. The Fund owned the stock because of the company's movement into higher-margin packaged fruit products, as well as its ongoing debt-reduction efforts. Chiquita's shares underperformed, however, in response to weak European demand and banana pricing.

Q What were some positive areas of performance for the Fund over the 12 months ended December 31, 2010?

A As would be expected at a time in which the Fund returned more than 19% over a 12-month period, the portfolio had its share of strong performers in 2010.

  The leading contributor holding was an industrial stock, Polypore International, which makes separations membranes used in conventional automotive batteries and in kidney dialysis machines. The company also has a very large and fast-growing opportunity in the emerging market for electric vehicles. Polypore's shares gained more than 240% during 2010.

  The Fund's second-largest contributor was a technology stock, Finisar. A maker of fiber-optic systems for networking and high-speed data communications,


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     5

  Finisar saw its shares surge in response to strong earnings and recovering demand in its end markets.

  In health care, the Fund benefited from the strong performance of DexCom and Air Methods. DexCom, a maker of medical devices, is the leader in continuous glucose monitoring, which allows improved management of diabetes. Air Methods, a provider of emergency air transport services, posted strong gains in response to both better-than-expected earnings and the premium-priced purchase (by private equity players) of a leading competitor.

  Another leading contributor to Fund performance over the 12-month period was Globe Specialty Metals (GSM), a maker of silicon-based metal and alloys used in industrial products, aluminum, steel and automotive parts. GSM is a low-cost producer, and its shares surged in response to earnings gains fueled by revived industrial activity.

Q How do you view the broader market environment as we move into 2011?

A We believe the recession is now behind us, but we also recognize the headwinds to consumer demand growth posed by high unemployment, poor wage growth and elevated levels of indebtedness. Recent economic numbers have been bulwarked by a significant amount of inventory re-stocking and the release of some pent-up consumer and industrial demand. We therefore do not expect to see a sharp, "V-shaped" recovery, but rather a sustained period of more modest, below-trend economic growth.

  As the sense of economic crisis abates, we expect the challenges posed by high correlations to diminish. Accordingly, we envision a more normalized investment environment, in which greater value can be added through stock selection. We continue to like the roster of individual companies held by the Fund, which is reflected in the relatively low level of portfolio turnover during the second half of the fiscal year ended December 31, 2010. Further, we have recently taken steps to augment our research team through the addition of new analysts; a move that we believe will help strengthen our stock-picking efforts for the Fund in the year ahead.

  In the short run, it can be difficult to outperform a momentum-driven market, but ultimately, we believe stocks with consistent earnings and reasonable valuations will be rewarded. We believe the Fund is well positioned to build on its strong long-term track record in the months and years ahead.


6    Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     7

Portfolio Summary | 12/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks              78.8%
Temporary Cash Investments      20.2%
Exchange Traded Fund             1.0%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology          33.3%
Health Care                     21.1%
Industrials                     18.8%
Consumer Discretionary          11.8%
Financials                       6.2%
Energy                           4.9%
Consumer Staples                 2.0%
Materials                        1.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Orbital Sciences Corp                                            2.02%
--------------------------------------------------------------------------------
    2.    Blackboard, Inc.                                                 1.60
--------------------------------------------------------------------------------
    3.    Alere, Inc.                                                      1.53
--------------------------------------------------------------------------------
    4.    Entropic Communications, Inc.                                    1.52
--------------------------------------------------------------------------------
    5.    TransDigm Group, Inc.                                            1.50
--------------------------------------------------------------------------------
    6.    Haemonetics Corp.                                                1.47
--------------------------------------------------------------------------------
    7.    Catalyst Health Solutions, Inc.                                  1.46
--------------------------------------------------------------------------------
    8.    Integrated Device Tech, Inc.                                     1.37
--------------------------------------------------------------------------------
    9.    Brookdale Senior Living, Inc.                                    1.37
--------------------------------------------------------------------------------
   10.    DexCom, Inc.                                                     1.37
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Prices and Distributions | 12/31/10


Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                       12/31/10                    12/31/09
--------------------------------------------------------------------------------
       A                          $27.28                      $22.81
--------------------------------------------------------------------------------
       B                          $23.17                      $19.60
--------------------------------------------------------------------------------
       C                          $23.47                      $19.81
--------------------------------------------------------------------------------
       R                          $27.20                      $22.80
--------------------------------------------------------------------------------
       Y                          $28.13                      $23.39
--------------------------------------------------------------------------------


Distributions per Share: 1/1/10-12/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
     Class             Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A                $ --                $ --             $ --
--------------------------------------------------------------------------------
       B                $ --                $ --             $ --
--------------------------------------------------------------------------------
       C                $ --                $ --             $ --
--------------------------------------------------------------------------------
       R                $ --                $ --             $ --
--------------------------------------------------------------------------------
       Y                $ --                $ --             $ --
--------------------------------------------------------------------------------


Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses, or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts on pages 10-14.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     9

Performance Update | 12/31/10                                     Class A Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.


 Average Annual Total Returns
 (As of December 31, 2010)
------------------------------------------------------------------------
                                    Net Asset       Public Offering
 Period                             Value (NAV)     Price (POP)
------------------------------------------------------------------------
 10 Years                            4.58%           3.96%
 5 Years                             2.16            0.96
 1 Year                             19.60           12.73
------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
------------------------------------------------------------------------
                                    Gross           Net
------------------------------------------------------------------------
                                     1.35%           1.35%
------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Growth Opportunities Fund       Russell 2000 Growth Index
12/00                $ 9,425                             $10,000
                      11,467                               9,077
12/02                  7,218                               6,330
                      10,370                               9,403
12/04                 12,675                              10,748
                      13,254                              11,195
12/06                 13,887                              12,689
                      13,346                              13,583
12/08                  8,623                               8,348
                      12,331                              11,226
12/10                 14,748                              14,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Performance Update | 12/31/10                                     Class B Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------
                                    If              If
 Period                             Held            Redeemed
--------------------------------------------------------------------
 10 Years                            3.50%           3.50%
 5 Years                             0.87            0.87
 1 Year                             18.21           14.21
--------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------
                                    Gross           Net
--------------------------------------------------------------------
                                     2.58%           2.58%
--------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Growth Opportunities Fund       Russell 2000 Growth Index
12/00                $10,000                             $10,000
                      12,077                               9,077
12/02                  7,544                               6,330
                      10,761                               9,403
12/04                 13,044                              10,748
                      13,511                              11,195
12/06                 14,017                              12,689
                      13,307                              13,583
12/08                  8,462                               8,348
                      11,932                              11,226
12/10                 14,106                              14,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     11

Performance Update | 12/31/10                                     Class C Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------
                                    If              If
 Period                             Held            Redeemed
--------------------------------------------------------------------
 10 Years                            3.62%           3.62%
 5 Years                             1.04            1.04
 1 Year                             18.48           18.48
--------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------
                                    Gross           Net
--------------------------------------------------------------------
                                     2.39%           2.39%
--------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Growth Opportunities Fund       Russell 2000 Growth Index
12/00                $10,000                             $10,000
                      12,074                               9,077
12/02                  7,548                               6,330
                      10,766                               9,403
12/04                 13,050                              10,748
                      13,550                              11,195
12/06                 14,083                              12,689
                      13,384                              13,583
12/08                  8,526                               8,348
                      12,047                              11,226
12/10                 14,272                              14,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Performance Update | 12/31/10                                     Class R Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------
                                    If              If
 Period                             Held            Redeemed
--------------------------------------------------------------------
 10 Years                            3.76%           3.76%
 5 Years                             1.07            1.07
 1 Year                             19.30           19.30
--------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------
                                    Gross           Net
--------------------------------------------------------------------
                                     1.58%           1.58%
--------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Growth Opportunities Fund       Russell 2000 Growth Index
12/00                $10,000                             $10,000
                      12,106                               9,077
12/02                  7,582                               6,330
                      10,839                               9,403
12/04                 13,184                              10,748
                      13,717                              11,195
12/06                 14,301                              12,689
                      13,498                              13,583
12/08                  8,571                               8,348
                      12,125                              11,226
12/10                 14,465                              14,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class R shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges. This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance for periods from December 10, 2004, to the inception of Class R shares on August 3, 2009, is based on the performance of the Pioneer Growth Opportunities Fund's Class A shares, reduced to reflect the higher distribution and service fees for Class R shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     13

Performance Update | 12/31/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------
                                    If              If
 Period                             Held            Redeemed
--------------------------------------------------------------------
 10 Years                            4.87%           4.87%
 5 Years                             2.72            2.72
 1 Year                             20.26           20.26
--------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------
                                    Gross           Net
--------------------------------------------------------------------
                                     0.77%           0.77%
--------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5,000,000 Investment

        Pioneer Growth Opportunities Fund       Russell 2000 Growth Index
12/00               $5,000,000                          $5,000,000
                     6,083,032                           4,538,589
12/02                3,828,971                           3,165,125
                     5,500,903                           4,701,585
12/04                6,723,827                           5,374,213
                     7,037,455                           5,597,399
12/06                7,421,570                           6,344,399
                     7,163,062                           6,791,445
12/08                4,651,547                           4,174,029
                     6,691,248                           5,612,761
12/10                8,047,234                           7,245,377


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance for Class Y shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges. This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class Y shares on September 23, 2005, reflects the NAV performance of the Pioneer Growth Opportunities Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2010, through December 31, 2010.

----------------------------------------------------------------------------------------------------
 Share Class                 A                B               C               R               Y
----------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00        $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 07/01/10
----------------------------------------------------------------------------------------------------
 Ending Account          $1,236.18        $1,228.54       $1,230.07       $1,235.25       $1,239.67
 Value on 12/31/10
----------------------------------------------------------------------------------------------------
 Expenses Paid               $7.27           $13.76          $12.70           $8.73       $4.29
 During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.45%, 2.26%, 1.55% and 0.76% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010, through December 31, 2010.


----------------------------------------------------------------------------------------------------
 Share Class                 A                B               C               R               Y
----------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00        $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 07/01/10
----------------------------------------------------------------------------------------------------
 Ending Account          $1,018.70        $1,012.85       $1,013.81       $1,017.39       $1,021.37
 Value on 12/31/10
----------------------------------------------------------------------------------------------------
 Expenses Paid               $6.56           $12.43          $11.47           $7.88           $3.87
 During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.45%, 2.26%, 1.55% and 0.76% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


16   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Schedule of Investments | 12/31/10


----------------------------------------------------------------------
 Shares                                                   Value
----------------------------------------------------------------------
                COMMON STOCKS -- 96.8%
                ENERGY -- 4.8%
                Oil & Gas Equipment & Services -- 1.8%
 279,500        Exterran Holdings, Inc.* (b)              $  6,694,025
 523,300        Geokinetics, Inc.* (b)                       4,861,457
                                                          ------------
                                                          $ 11,555,482
----------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 1.8%
 157,259        Carrizo Oil & Gas, Inc.*                  $  5,423,863
  51,100        Whiting Petroleum Corp.*                     5,988,409
                                                          ------------
                                                          $ 11,412,272
----------------------------------------------------------------------
                Oil & Gas Refining & Marketing -- 1.2%
 538,900        CVR Energy, Inc*                          $  8,180,502
                                                          ------------
                Total Energy                              $ 31,148,256
----------------------------------------------------------------------
                MATERIALS -- 1.8%
                Diversified Metals & Mining -- 0.9%
 331,200        Globe Specialty Metals, Inc.*             $  5,660,208
----------------------------------------------------------------------
                Precious Metals & Minerals -- 0.9%
 281,800        Stillwater Mining Co.*                    $  6,016,430
                                                          ------------
                Total Materials                           $ 11,676,638
----------------------------------------------------------------------
                CAPITAL GOODS -- 11.5%
                Aerospace & Defense -- 5.4%
 176,800        DigitalGlobe, Inc.*                       $  5,606,328
 382,700        Hexcel Corp.* (b)                            6,923,043
 744,500        Orbital Sciences Corp.*                     12,753,285
 131,628        TransDigm Group, Inc.*                       9,478,532
                                                          ------------
                                                          $ 34,761,188
----------------------------------------------------------------------
                Construction & Engineering -- 2.3%
 237,000        KBR Inc.                                  $  7,221,390
 379,431        MYR Group, Inc.* (b)                         7,968,051
                                                          ------------
                                                          $ 15,189,441
----------------------------------------------------------------------
                Electrical Component & Equipment -- 1.1%
 170,100        Polypore International, Inc.* (b)         $  6,928,173
----------------------------------------------------------------------
                Industrial Machinery -- 1.6%
 255,241        Altra Holdings, Inc.*                     $  5,069,086
 130,900        Kennametal, Inc.                             5,165,314
                                                          ------------
                                                          $ 10,234,400
----------------------------------------------------------------------
                Trading Companies & Distributors -- 1.1%
 362,100        Titan Machinery, Inc.* (b)                $  6,988,530
                                                          ------------
                Total Capital Goods                       $ 74,101,732
----------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 3.6%
                Diversified Support Services -- 1.1%
 182,336        Copart, Inc.* (b)                         $  6,810,250
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     17

--------------------------------------------------------------------------
 Shares                                                       Value
--------------------------------------------------------------------------
                Office Services & Supplies -- 0.8%
   247,700      Sykes Enterprises, Inc.*                      $  5,018,402
--------------------------------------------------------------------------
                Research & Consulting Services -- 1.7%
 180,400        Acacia Research Corp.*                        $  4,679,576
 112,200        CoStar Group, Inc.* (b)                          6,458,232
                                                              ------------
                                                              $ 11,137,808
                                                              ------------
                Total Commercial Services & Supplies          $ 22,966,460
--------------------------------------------------------------------------
                TRANSPORTATION -- 3.4%
                Air Freight & Couriers -- 1.1%
 345,900        UTI Worldwide, Inc. (b)                       $  7,333,080
--------------------------------------------------------------------------
                Marine Ports & Services -- 1.2%
 730,100        Aegean Marine Petroleum Network, Inc. (b)     $  7,614,943
--------------------------------------------------------------------------
                Trucking -- 1.1%
 545,200        Swift Transportation Co.*                     $  6,820,452
                                                              ------------
                Total Transportation                          $ 21,768,475
--------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 5.4%
                Apparel, Accessories & Luxury Goods -- 2.0%
 160,400        Carter's, Inc.*                               $  4,733,404
 104,500        The Warnaco Group, Inc.*                         5,754,815
  66,281        Vera Bradley, Inc.* (b)                          2,187,273
                                                              ------------
                                                              $ 12,675,492
--------------------------------------------------------------------------
                Footwear -- 1.9%
 331,632        Skechers U.S.A.* (b)                          $  6,632,640
 170,500        Wolverine World Wide, Inc.                       5,435,540
                                                              ------------
                                                              $ 12,068,180
--------------------------------------------------------------------------
                Housewares & Specialties -- 0.9%
 118,500        Tupperware Brands Corp. (b)                   $  5,648,895
--------------------------------------------------------------------------
                Leisure Products -- 0.6%
 736,100        Leapfrog Enterprises, Inc.*                   $  4,085,355
                                                              ------------
                Total Consumer Durables & Apparel             $ 34,477,922
--------------------------------------------------------------------------
                CONSUMER SERVICES -- 0.9%
                Casinos & Gaming -- 0.9%
 132,200        WMS Industries, Inc.*                         $  5,980,728
                                                              ------------
                Total Consumer Services                       $  5,980,728
--------------------------------------------------------------------------
                MEDIA -- 1.0%
                Movies & Entertainment -- 1.0%
 351,419        Cinemark Holdings, Inc. (b)                   $  6,058,464
                                                              ------------
                Total Media                                   $  6,058,464
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

--------------------------------------------------------------------------
 Shares                                                       Value
--------------------------------------------------------------------------
                RETAILING -- 4.3%
                Apparel Retail -- 2.7%
   236,000      Citi Trends, Inc.* (b)                        $  5,793,800
 277,900        Express, Inc.* (b)                               5,224,520
 182,200        Urban Outfitters, Inc.* (b)                      6,524,582
                                                              ------------
                                                              $ 17,542,902
--------------------------------------------------------------------------
                Automotive Retail -- 0.5%
 102,600        Monro Muffler Brake, Inc. (b)                 $  3,548,934
--------------------------------------------------------------------------
                Internet Retail -- 1.1%
 862,000        Orbitz Worldwide, Inc.* (b)                   $  4,818,580
 384,134        Vitacost.com, Inc.* (b) (d)                      1,989,814
                                                              ------------
                                                              $  6,808,394
                                                              ------------
                Total Retailing                               $ 27,900,230
--------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 2.0%
                Packaged Foods & Meats -- 2.0%
 445,600        Chiquita Brands International, Inc.* (b)      $  6,247,312
 199,100        Green Mountain Coffee Roasters, Inc.* (b)        6,542,426
                                                              ------------
                                                              $ 12,789,738
                                                              ------------
                Total Food, Beverage & Tobacco                $ 12,789,738
--------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 15.6%
                Health Care Equipment -- 6.2%
 700,553        Abiomed, Inc.* (b)                            $  6,732,314
 148,706        ArthroCare Corp.* (b)                            4,618,808
 632,344        DexCom, Inc.* (b)                                8,631,496
 258,300        Insulet Corp.* (b)                               4,003,650
 324,300        MAKO Surgical Corp.*                             4,935,846
 134,200        Masimo Corp. (b)                                 3,901,194
 239,500        Thoratec Corp.* (b)                              6,782,640
                                                              ------------
                                                              $ 39,605,948
--------------------------------------------------------------------------
                Health Care Facilities -- 1.3%
 403,200        Brookdale Senior Living, Inc.* (b)            $  8,632,512
--------------------------------------------------------------------------
                Health Care Services -- 5.1%
 119,993        Air Methods Corp.*                            $  6,752,006
 197,900        Catalyst Health Solutions, Inc.*                 9,200,371
  58,900        HMS Holdings Corp.*                              3,814,953
 160,539        IPC The Hospitalist Co., Inc.* (b)               6,262,626
 263,550        Lincare Holdings, Inc. (b)                       7,071,047
                                                              ------------
                                                              $ 33,101,003
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     19

-----------------------------------------------------------------------
 Shares                                                    Value
-----------------------------------------------------------------------
                Health Care Supplies -- 3.0%
 264,500        Alere, Inc.* (b)                           $  9,680,700
 147,400        Haemonetics Corp.*                            9,312,732
                                                           ------------
                                                           $ 18,993,432
                                                           ------------
                Total Health Care Equipment & Services     $100,332,895
-----------------------------------------------------------------------
                PHARMACEUTICALS & BIOTECHNOLOGY -- 5.1%
                Biotechnology -- 4.3%
  82,000        Alexion Pharmaceuticals, Inc.*             $  6,605,100
 366,300        Alkermes, Inc.*                               4,498,164
 231,900        BioMarin Pharmaceutical, Inc.* (b)            6,245,067
 326,100        Cubist Pharmaceuticals, Inc.* (b)             6,978,540
 148,800        Myriad Genetics, Inc.*                        3,398,592
                                                           ------------
                                                           $ 27,725,463
-----------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.8%
 247,800        Parexel International Corp.*               $  5,260,794
                                                           ------------
                Total Pharmaceuticals & Biotechnology      $ 32,986,257
-----------------------------------------------------------------------
                BANKS -- 0.5%
                Regional Banks -- 0.5%
 157,800        Home Bancshares, Inc.                      $  3,476,334
                                                           ------------
                Total Banks                                $  3,476,334
-----------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 2.6%
                Consumer Finance -- 1.0%
 220,198        Ezcorp, Inc.*                              $  5,973,972
-----------------------------------------------------------------------
                Investment Banking & Brokerage -- 0.8%
 328,870        E*Trade Financial Corp.*                   $  5,261,920
-----------------------------------------------------------------------
                Specialized Finance -- 0.8%
 135,000        MSCI, Inc.* (b)                            $  5,259,600
                                                           ------------
                Total Diversified Financials               $ 16,495,492
-----------------------------------------------------------------------
                INSURANCE -- 1.7%
                Property & Casualty Insurance -- 1.7%
 356,100        Assured Guaranty, Ltd.                     $  6,302,970
 132,300        Axis Capital Holdings, Ltd.                   4,746,924
                                                           ------------
                                                           $ 11,049,894
                                                           ------------
                Total Insurance                            $ 11,049,894
-----------------------------------------------------------------------
                SOFTWARE & SERVICES -- 19.9%
                Application Software -- 8.0%
 399,733        Aspen Technology, Inc.* (b)                $  5,076,609
 244,800        Blackboard, Inc.* (b)                        10,110,240
 206,400        Bottomline Technologies, Inc.*                4,480,944
  85,752        Concur Technologies, Inc.* (b)                4,453,101
 349,675        Solarwinds, Inc.*                             6,731,244
 100,132        Solera Holdings, Inc.                         5,138,774

The accompanying notes are an integral part of these financial statements.


20   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------
 Shares                                                    Value
-----------------------------------------------------------------------
                Application Software -- (continued)
 156,300        SuccessFactors, Inc.* (b)                  $  4,526,448
 136,433        The Ultimate Software Group, Inc.* (b)        6,634,737
 501,281        TiVo, Inc.* (b)                               4,326,055
                                                           ------------
                                                           $ 51,478,152
-----------------------------------------------------------------------
                Data Processing & Outsourced Services -- 2.1%
 145,900        Global Payments, Inc.                      $  6,742,039
 145,500        Syntel, Inc.                                  6,953,445
                                                           ------------
                                                           $ 13,695,484
-----------------------------------------------------------------------
                Internet Software & Services -- 3.8%
 234,522        Dealertrack Holdings, Inc.* (b)            $  4,706,858
 452,300        Dice Holdings, Inc.*                          6,490,505
 101,300        LogMeIn, Inc.* (b)                            4,491,642
  74,600        VistaPrint NV* (b)                            3,431,600
 186,804        Vocus, Inc.* (b)                              5,166,999
                                                           ------------
                                                           $ 24,287,604
-----------------------------------------------------------------------
                IT Consulting & Other Services -- 3.2%
 210,300        Gartner Group, Inc.*                       $  6,981,960
 454,300        Sapient Corp.                                 5,497,030
 514,900        Virtusa Corp.*                                8,423,764
                                                           ------------
                                                           $ 20,902,754
-----------------------------------------------------------------------
                Systems Software -- 2.8%
 427,704        DemandTec, Inc.*                           $  4,636,311
 160,500        Fortinet, Inc.* (b)                           5,192,175
 415,200        Radiation Systems, Inc.*                      8,125,464
                                                           ------------
                                                           $ 17,953,950
                                                           ------------
                Total Software & Services                  $128,317,944
-----------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 4.6%
                Communications Equipment -- 2.4%
 282,347        Finisar Corp.* (b)                         $  8,382,882
 877,700        ShoreTel, Inc.*                               6,854,837
                                                           ------------
                                                           $ 15,237,719
-----------------------------------------------------------------------
                Electronic Equipment & Instruments -- 1.3%
 281,900        Flir Systems, Inc.* (b)                    $  8,386,525
-----------------------------------------------------------------------
                Electronic Manufacturing Services -- 0.9%
 402,300        TTM Technologies, Inc.* (b)                $  5,998,293
                                                           ------------
                Total Technology Hardware & Equipment      $ 29,622,537
-----------------------------------------------------------------------
                SEMICONDUCTORS -- 8.1%
                Semiconductor Equipment -- 0.8%
 402,200        Nanometrics, Inc.*                         $  5,160,226
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     21

-------------------------------------------------------------------------------------
  Shares                                                                 Value
-------------------------------------------------------------------------------------
                Semiconductors -- 7.3%
   795,800      Entropic Communications, Inc.* (b)                       $  9,613,264
    77,900      Hittite Microwave Corp.*                                    4,755,016
 1,298,300      Integrated Device Tech, Inc.* (b)                           8,646,678
   543,100      Lattice Semiconductor Corp.*                                3,291,186
   276,500      Microsemi Corp.*                                            6,331,850
   197,669      Netlogic Microsystems, Inc.* (b)                            6,208,783
   972,800      PMC-Sierra, Inc.*                                           8,356,352
                                                                         ------------
                                                                         $ 47,203,129
                                                                         ------------
                Total Semiconductors                                     $ 52,363,355
-------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $483,064,766)                                      $623,513,351
-------------------------------------------------------------------------------------
                EXCHANGE TRADED FUND -- 1.2%
                Diversified Financials -- 1.2%
                Multi-Sector Holding -- 1.2%
    91,800      iShares Russell 2000 Growth Exchange Traded Fund (b)     $  8,025,156
                                                                         ------------
                TOTAL EXCHANGE TRADED FUND
                (Cost $6,303,903)                                        $  8,025,156
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 Principal
Amount ($)
-------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 24.8%
                Securities Lending Collateral -- 24.8% (c)
                Certificates of Deposit:
 4,528,174      Bank of Nova Scotia, 0.37%, 9/29/11                      $  4,528,174
 3,169,722      BBVA Group NY, 0.61%, 7/26/11                               3,169,722
 3,303,031      BNP Paribas Bank NY, 0.1%, 1/3/11                           3,303,031
 2,264,087      BNP Paribas Bank NY, 0.29%, 2/8/11                          2,264,087
 2,264,087      BNP Paribas Bank NY, 0.3%, 1/20/11                          2,264,087
 4,528,174      Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11       4,528,174
 4,528,174      DnB NOR Bank ASA NY, 0.25%, 3/7/11                          4,528,174
 2,263,945      National Australia Bank NY, 0.31%, 10/19/11                 2,263,945
 4,528,174      RaboBank Netherland NV NY, 0.31%, 8/8/11                    4,528,174
 4,528,174      Royal Bank of Canada NY, 0.44%, 12/2/11                     4,528,174
 2,264,087      SocGen NY, 0.30%, 2/10/11                                   2,264,087
 4,528,174      Westpac Banking Corp. NY, 0.44%, 12/6/11                    4,528,174
                                                                         ------------
                                                                         $ 42,698,003
-------------------------------------------------------------------------------------
                Commercial Paper:
 2,716,904      American Honda Finance, 0.30%, 5/4/11                    $  2,716,904
 1,817,904      American Honda Finance, 1.05%, 6/20/11                      1,817,904
 1,663,385      Australia & New Zealand Banking Group, 0.89%, 8/4/11        1,663,385
 4,612,936      Caterpillar Financial Services Corp., 1.05%, 6/24/11        4,612,936
 4,980,991      CBA, 0.32%, 1/3/11                                          4,980,991
 1,358,079      CHARFD, 0.26%, 2/8/11                                       1,358,079
 2,263,543      FAIRPP, 0.27%, 2/2/11                                       2,263,543

The accompanying notes are an integral part of these financial statements.


22   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

-------------------------------------------------------------------------------
 Principal
Amount ($)                                                         Value
-------------------------------------------------------------------------------
                Commercial Paper -- (continued):
 2,324,717      FAIRPP, 0.27%, 3/7/11                              $   2,324,717
 4,528,554      Federal Home Loan Bank, 0.37%, 6/1/11                  4,528,554
 2,264,059      GE Corp., 0.34%, 1/26/11                               2,264,059
 2,264,864      General Electric Capital Corp., 0.38%, 4/28/11         2,264,864
   452,638      General Electric Capital Corp., 0.38%, 6/6/11            452,638
 4,525,830      OLDLLC, 0.27%, 3/11/11                                 4,525,830
 4,526,359      SEB, 0.39%, 2/7/11                                     4,526,359
 5,433,778      SOCNAM, 0.1%, 1/3/11                                   5,433,778
 2,263,850      SOCNAM, 0.29%, 1/14/11                                 2,263,850
 2,715,184      STDFIN, 0.6%, 2/8/11                                   2,715,184
 4,527,167      STRAIT, 0.25%, 2/2/11                                  4,527,167
 2,263,934      TBLLC, 0.27%, 1/10/11                                  2,263,934
 2,263,543      TBLLC, 0.27%, 2/2/11                                   2,263,543
 4,528,174      Toyota Motor Credit Corp., 0.44%, 9/8/11               4,528,174
 1,810,694      VARFUN, 0.26%, 2/14/11                                 1,810,694
 2,759,891      VARFUN, 0.27%, 1/20/11                                 2,759,891
 2,716,953      Wachovia, 0.40%, 3/22/11                               2,716,953
 1,812,445      Wachovia, 0.42%, 10/15/11                              1,812,445
                                                                   -------------
                                                                   $  73,396,376
--------------------------------------------------------------------------------
                Tri-party Repurchase Agreements:
 6,611,134      Deutsche Bank Securities, Inc., 0.22%, 1/3/11      $   6,611,134
 9,056,347      HSBC Bank USA NA, 0.21%, 1/3/11                        9,056,347
13,131,704      RBS Securities, Inc., 0.25%, 1/3/11                   13,131,704
                                                                   -------------
                                                                   $  28,799,185
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------
                Money Market Mutual Funds:
 7,245,078      Dreyfus Preferred Money Market Fund                $   7,245,078
 7,245,078      Fidelity Prime Money Market Fund                       7,245,078
                                                                   -------------
                                                                   $  14,490,156
                                                                   -------------
                Total Securities Lending Collateral                $ 159,383,720
--------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $159,383,720)                                $ 159,383,720
--------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 122.8%
                (Cost $648,752,389) (a)                            $ 790,922,227
--------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (22.8)%            $(147,055,301)
--------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                         $ 643,866,926
================================================================================

*   Non-income producing security.

The accompanying notes are an integral part of these financial statements.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     23

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $654,881,019 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $146,077,603
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (10,036,395)
                                                                                   ------------
       Net unrealized gain                                                         $136,041,208
                                                                                   ============

(b)   At December 31, 2010, the following securities were out on loan:


-------------------------------------------------------------------------------
    Shares     Security                                            Value
-------------------------------------------------------------------------------
   204,000     Abiomed, Inc.*                                      $  1,960,440
   104,600     Aegean Marine Petroleum Network, Inc.                  1,090,978
   249,400     Alere, Inc.*                                           9,128,040
    34,600     ArthroCare Corp.*                                      1,074,676
    21,400     Aspen Technology, Inc.*                                  271,780
   229,500     BioMarin Pharmaceutical, Inc.*                         6,180,435
   241,800     Blackboard, Inc.*                                      9,986,340
    36,000     Brookdale Senior Living, Inc.*                           770,760
   145,200     Chiquita Brands International, Inc.*                   2,035,704
       600     Cinemark Holdings, Inc.                                   10,344
     3,000     Citi Trends, Inc.*                                        73,650
    57,892     Concur Technologies, Inc.*                             3,006,331
   170,000     Copart, Inc.*                                          6,349,500
    92,300     CoStar Group, Inc.*                                    5,312,788
   231,700     Cubist Pharmaceuticals, Inc.*                          4,958,380
     7,000     Dealertrack Holdings, Inc.*                              140,490
     5,200     DexCom, Inc.*                                             70,980
   809,950     Entropic Communications, Inc.*                         9,784,196
     3,100     Express, Inc.*                                            58,280
   279,274     Exterran Holdings, Inc.*                               6,688,612
   109,800     Finisar Corp.*                                         3,259,962
   264,000     Flir Systems, Inc.*                                    7,854,000
    63,400     Fortinet, Inc.*                                        2,050,990
   425,600     Geokinetics, Inc.*                                     3,953,824
   128,900     Green Mountain Coffee Roasters, Inc.*                  4,235,654
   192,200     Hexcel Corp.*                                          3,476,898
   255,600     Insulet Corp.*                                         3,961,800
    15,000     Integrated Device Tech, Inc.*                             99,900
     2,300     IPC The Hospitalist Co., Inc.*                            89,723
   144,300     iShares Russell 2000 Growth Exchange Traded Fund      12,614,706
   191,235     Lincare Holdings, Inc.                                 5,130,835
    97,400     LogMeIn, Inc.*                                         4,318,716
    66,900     Masimo Corp.                                           1,944,783
    99,050     Monro Muffler Brake, Inc.                              3,426,140

The accompanying notes are an integral part of these financial statements.


24   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

-------------------------------------------------------------------------------
    Shares     Security                                            Value
-------------------------------------------------------------------------------
       500     MSCI, Inc.*                                         $     19,480
    50,800     MYR Group, Inc.*                                       1,066,800
   154,000     Netlogic Microsystems, Inc.*                           4,837,140
    20,000     Orbitz Worldwide, Inc.*                                  111,800
    17,200     Polypore International, Inc.*                            700,556
    82,500     Skechers U.S.A.*                                       1,650,000
    10,300     SuccessFactors, Inc.*                                    298,288
    50,500     Thoratec Corp.*                                        1,430,160
   245,000     Titan Machinery, Inc.*                                 4,728,500
   232,000     TiVo, Inc.*                                            2,002,160
   155,200     TTM Technologies, Inc.*                                2,314,032
     9,800     Tupperware Brands Corp.                                  467,166
    22,900     The Ultimate Software Group, Inc.*                     1,113,627
    12,700     Urban Outfitters, Inc.*                                  454,787
       100     UTI Worldwide, Inc.                                        2,120
    49,100     Vera Bradley, Inc.*                                    1,620,300
    71,300     VistaPrint NV*                                         3,279,800
   379,400     Vitacost.com, Inc.*                                    1,965,292
    38,600     Vocus, Inc.*                                           1,067,676
-------------------------------------------------------------------------------
               Total                                               $154,500,319
===============================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(d)   Security is fair valued by management. (See Note 1A)

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $689,734,619 and $813,491,981, respectively.


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as level 1. Securities valued using fair value methods (See Note 1A) are categorized as level 3.


The accompanying notes are an integral part of these financial statements.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     25

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund's assets:


----------------------------------------------------------------------------------------------------
                                     Level 1           Level 2          Level 3        Total
----------------------------------------------------------------------------------------------------
 Common Stocks                       $621,523,537      $         --     $       --     $621,523,537
 Common Stocks (Internet Retail)               --                --      1,989,814        1,989,814
 Exchange traded fund                   8,025,156                --             --        8,025,156
 Temporary Cash Investments                    --       144,893,564             --      144,893,564
 Money Market Mutual Funds             14,490,156                --             --       14,490,156
----------------------------------------------------------------------------------------------------
  Total                              $644,038,849      $144,893,564     $1,989,814     $790,922,227
====================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------
                                                                Common Stocks
------------------------------------------------------------------------------
 Balance as of 12/31/09                                         $       --
 Realized gain (loss) (1)                                               --
 Change in unrealized appreciation (depreciation) (2)                   --
 Net purchases (sales)                                                  --
 Transfers in and out of Level 3                                 1,989,814
------------------------------------------------------------------------------
 Balance as of 12/31/10                                         $1,989,814
------------------------------------------------------------------------------

1 Realized gain (loss) on these securities is Included in the net realized gain
  (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is Included in the change in unrealized gain (loss) on investments in the Statement of Operations.


     Net change in unrealized depreciation of investments still held as of 12/31/10      $--


The accompanying notes are an integral part of these financial statements.


26   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Statement of Assets and Liabilities | 12/31/10


ASSETS:
  Investment in securities (including securities loaned of $154,500,319)
   Cost ($648,752,389)                                                      $790,922,227
  Cash                                                                           860,893
  Receivables --
   Investment securities sold                                                 18,064,182
   Fund shares sold                                                              260,749
   Dividends, interest and foreign taxes withheld                                111,374
  Other                                                                           29,521
----------------------------------------------------------------------------------------
     Total assets                                                           $810,248,946
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $  6,426,603
   Fund shares repurchased                                                       258,464
   Upon return of securities loaned                                          159,383,720
  Due to affiliates                                                              208,503
  Accrued expenses                                                               104,730
----------------------------------------------------------------------------------------
     Total liabilities                                                      $166,382,020
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $702,626,357
  Accumulated net realized loss on investments                              (200,929,269)
  Net unrealized gain on investments                                         142,169,838
----------------------------------------------------------------------------------------
     Total net assets                                                       $643,866,926
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $505,960,383/18,543,577 shares)                         $      27.28
  Class B (based on $28,463,755/1,228,215 shares)                           $      23.17
  Class C (based on $49,238,963/2,097,736 shares)                           $      23.47
  Class R (based on $10,676,703/392,491 shares)                             $      27.20
  Class Y (based on $49,527,122/1,760,775 shares)                           $      28.13
MAXIMUM OFFERING PRICE:
  Class A ($27.28 [divided by] 94.25%)                                      $      28.94
========================================================================================


The accompanying notes are an integral part of these financial statements.


           Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     27

Statement of Operations


For the Year Ended 12/31/10

INVESTMENT INCOME:
  Dividends                                                $ 2,198,809
  Interest and other income                                     70,492
  Income from securities loaned, net                           351,061
----------------------------------------------------------------------------------------
     Total investment income                                                $  2,620,362
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 3,991,421
  Transfer agent fees
   Class A                                                     963,312
   Class B                                                     178,673
   Class C                                                      92,895
   Class R                                                       5,283
   Class Y                                                       3,207
  Distribution fees
   Class A                                                   1,167,942
   Class B                                                     330,544
   Class C                                                     477,950
   Class R                                                      51,615
  Shareholder communications expense                           660,613
  Administrative reimbursements                                191,704
  Custodian fees                                                42,899
  Registration expense                                          91,148
  Professional fees                                            106,472
  Printing expense                                              79,419
  Fees and expenses of nonaffiliated trustees                   18,938
  Miscellaneous                                                 44,562
----------------------------------------------------------------------------------------
     Total expenses                                                         $  8,498,597
----------------------------------------------------------------------------------------
     Net expenses                                                           $  8,498,597
----------------------------------------------------------------------------------------
       Net investment loss                                                  $ (5,878,235)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
   Investments                                             $82,569,030
   Class actions                                               643,894      $ 83,212,924
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $ 32,391,293
----------------------------------------------------------------------------------------
  Net gain on investments                                                   $115,604,217
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $109,725,982
========================================================================================


The accompanying notes are an integral part of these financial statements.


28   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Statement of Changes in Net Assets


For the Years Ended 12/31/10 and 12/31/09, respectively

--------------------------------------------------------------------------------------------------
                                                                Year Ended           Year Ended
                                                                12/31/10             12/31/09
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                             $  (5,878,235)       $ (1,892,735)
Net realized gain (loss) on investments                            83,212,924          (3,524,564)
Change in net unrealized gain on investments                       32,391,293         122,119,969
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 109,725,982        $116,702,670
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $  56,980,953        $ 26,185,688
Shares issued in reorganization                                            --         384,615,214
Cost of shares repurchased                                       (170,198,548)        (95,667,556)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $(113,217,595)       $315,133,346
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $  (3,491,613)       $431,836,016
NET ASSETS:
Beginning of year                                                 647,358,539         215,522,523
--------------------------------------------------------------------------------------------------
End of year                                                     $ 643,866,926        $647,358,539
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                 $          --        $         --
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     29

--------------------------------------------------------------------------------------------------------
                                       '10 Shares     '10 Amount            '09 Shares     '09 Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                             1,745,810     $ 41,972,597             896,454     $ 18,157,940
Shares issued in reorganization                --               --          10,825,861      228,425,673
Less shares repurchased                (3,537,049)     (84,539,417)         (2,134,952)     (42,790,352)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (1,791,239)    $(42,566,820)          9,587,363     $203,793,261
========================================================================================================
Class B
Shares sold                                79,271     $  1,641,859              92,304     $  1,649,214
Shares issued in reorganization                --               --           2,212,262       40,263,167
Less shares repurchased                  (942,538)     (19,218,308)           (295,984)      (5,485,978)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (863,267)    $(17,576,449)          2,008,582     $ 36,426,403
========================================================================================================
Class C
Shares sold                               272,240     $  5,688,243             167,011     $  3,082,984
Shares issued in reorganization                --               --           2,624,567       48,320,960
Less shares repurchased                  (693,675)     (14,477,584)           (325,032)      (6,147,991)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (421,435)    $ (8,789,341)          2,466,546     $ 45,255,953
========================================================================================================
Class R(a)
Shares sold                               146,300     $  3,481,422              53,300     $  1,167,112
Shares issued in reorganization                --               --             459,269        9,690,575
Less shares repurchased                  (215,068)      (5,067,898)            (51,310)      (1,125,982)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (68,768)    $ (1,586,476)            461,259     $  9,731,705
========================================================================================================
Class Y
Shares sold                               174,551     $  4,196,832             104,241     $  2,128,438
Shares issued in reorganization                --               --           2,682,484       57,914,839
Less shares repurchased                (1,921,859)     (46,895,341)         (1,877,580)     (40,117,253)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (1,747,308)    $(42,698,509)            909,145     $ 19,926,024
========================================================================================================

(a) Class R shares commenced operations on August 3, 2009


The accompanying notes are an integral part of these financial statements.


30   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Financial Highlights


----------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended    Year Ended
                                                                                       12/31/10      12/31/09
Class A
Net asset value, beginning of period                                                   $  22.81      $  15.95
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                   $  (0.22)     $  (0.07)
 Net realized and unrealized gain (loss) on investments                                    4.69          6.93
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $   4.47      $   6.86
Distributions to shareowners:
 Net realized gain                                                                           --            --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $   4.47      $   6.86
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  27.28      $  22.81
================================================================================================================
Total return*                                                                             19.60%        43.01%
Ratio of net expenses to average net assets+                                               1.29%         1.35%
Ratio of net investment loss to average net assets+                                       (0.86)%       (0.53)%
Portfolio turnover rate                                                                     114%          140%
Net assets, end of period (in thousands)                                               $505,960      $463,880
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              1.29%         1.35%
 Net investment loss                                                                      (0.86)%       (0.53)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              1.29%         1.35%
 Net investment loss                                                                      (0.86)%       (0.53)%
================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended     Year Ended   Year Ended
                                                                                      12/31/08       12/31/07     12/31/06
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                  $  25.24       $  28.81     $  31.16
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                  $  (0.07)      $  (0.20)    $  (0.02)
 Net realized and unrealized gain (loss) on investments                                  (8.91)         (1.01)        1.45
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  (8.98)      $  (1.21)    $   1.43
Distributions to shareowners:
 Net realized gain                                                                       (0.31)         (2.36)       (3.78)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  (9.29)      $  (3.57)    $  (2.35)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  15.95       $  25.24     $  28.81
=============================================================================================================================
Total return*                                                                           (35.39)%        (3.90)%       4.78%
Ratio of net expenses to average net assets+                                              1.28%          1.17%        1.28%
Ratio of net investment loss to average net assets+                                      (0.29)%        (0.65)%      (0.39)%
Portfolio turnover rate                                                                    221%           104%          99%
Net assets, end of period (in thousands)                                              $171,415       $339,870     $428,128
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             1.28%          1.17%        1.28%
 Net investment loss                                                                     (0.29)%        (0.65)%      (0.39)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             1.28%          1.16%        1.28%
 Net investment loss                                                                     (0.28)%        (0.64)%      (0.39)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10    31

----------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended    Year Ended
                                                                                       12/31/10      12/31/09
----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                   $ 19.60       $ 13.90
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                   $ (0.55)      $ (0.11)
 Net realized and unrealized gain (loss) on investments                                   4.12          5.81
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $  3.57       $  5.70
Distributions to shareowners:
 Net realized gain                                                                          --            --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $  3.57       $  5.70
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 23.17       $ 19.60
================================================================================================================
Total return*                                                                            18.21%        41.01%
Ratio of net expenses to average net assets+                                              2.45%         2.58%
Ratio of net investment loss to average net assets+                                      (2.03)%       (1.54)%
Portfolio turnover rate                                                                    114%          140%
Net assets, end of period (in thousands)                                               $28,464       $40,989
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             2.45%         2.58%
 Net investment loss                                                                     (2.03)%       (1.54)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             2.45%         2.58%
 Net investment loss                                                                     (2.03)%       (1.54)%
================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended   Year Ended  Year Ended
                                                                                        12/31/08     12/31/07    12/31/06
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                    $ 22.42      $26.19      $28.94
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                    $ (0.39)     $(0.48)     $(0.48)
 Net realized and unrealized gain (loss) on investments                                   (7.82)      (0.93)       1.51
----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $ (8.21)     $(1.41)     $ 1.03
Distributions to shareowners:
 Net realized gain                                                                        (0.31)      (2.36)      (3.78)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $ (8.52)     $(3.77)     $(2.75)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 13.90      $22.42      $26.19
============================================================================================================================
Total return*                                                                            (36.41)%     (5.06)%      3.74%
Ratio of net expenses to average net assets+                                               2.84%       2.40%       2.40%
Ratio of net investment loss to average net assets+                                       (1.86)%     (1.88)%     (1.67)%
Portfolio turnover rate                                                                     221%        104%         99%
Net assets, end of period (in thousands)                                                $ 1,153      $2,385      $3,145
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              2.84%       2.40%       2.40%
 Net investment loss                                                                      (1.86)%     (1.88)%     (1.67)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              2.82%       2.37%       2.38%
 Net investment loss                                                                      (1.84)%     (1.85)%     (1.65)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


32   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

----------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended    Year Ended
                                                                                       12/31/10      12/31/09
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                   $ 19.81       $ 14.02
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                   $ (0.42)      $ (0.09)
 Net realized and unrealized gain (loss) on investments                                   4.08          5.88
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $  3.66       $  5.79
Distributions to shareowners:
 Net realized gain                                                                          --            --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $  3.66       $  5.79
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 23.47       $ 19.81
================================================================================================================
Total return*                                                                            18.48%        41.30%
Ratio of net expenses to average net assets+                                              2.26%         2.39%
Ratio of net investment loss to average net assets+                                      (1.83)%       (1.33)%
Portfolio turnover rate                                                                    114%          140%
Net assets, end of period (in thousands)                                               $49,239       $49,845
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             2.26%         2.39%
 Net investment loss                                                                     (1.83)%       (1.33)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             2.26%         2.39%
 Net investment loss                                                                     (1.83)%       (1.33)%
================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended   Year Ended  Year Ended
                                                                                      12/31/08     12/31/07    12/31/06
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                  $ 22.57      $26.32      $29.01
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                  $ (0.27)     $(0.46)     $(0.36)
 Net realized and unrealized gain (loss) on investments                                ( 7.97)      (0.93)       1.45
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $ (8.24)     $(1.38)     $ 1.09
Distributions to shareowners:
 Net realized gain                                                                     ( 0.31)      (2.36)      (3.78)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (8.55)     $(3.75)     $(2.69)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $ 14.02      $22.57      $26.32
==========================================================================================================================
Total return*                                                                          (36.30)%     (4.96)%      3.93%
Ratio of net expenses to average net assets+                                             2.65%       2.22%       2.27%
Ratio of net investment loss to average net assets+                                     (1.64)%     (1.70)%     (1.52)%
Portfolio turnover rate                                                                   221%        104%         99%
Net assets, end of period (in thousands)                                              $   696      $1,042      $1,381
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                            2.65%       2.22%       2.27%
 Net investment loss                                                                    (1.64)%     (1.70)%     (1.52)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                            2.64%       2.20%       2.26%
 Net investment loss                                                                    (1.63)%     (1.68)%     (1.51)%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10    33

------------------------------------------------------------------------------------------
                                                            Year Ended       8/3/09 to
                                                            12/31/10         12/31/09 (a)
------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                       $ 22.80          $ 20.45
------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                       $ (0.29)         $ (0.04)
  Net realized and unrealized gain on investments              4.69             2.39
------------------------------------------------------------------------------------------
    Net increase from investment operations                 $  4.40          $  2.35
------------------------------------------------------------------------------------------
 Net increase in net asset value                            $  4.40          $  2.35
------------------------------------------------------------------------------------------
 Net asset value, end of period                             $ 27.20          $ 22.80
==========================================================================================
 Total return*                                                19.30%           11.49%(b)
 Ratio of net expenses to average net assets+                  1.55%            1.58%**
 Ratio of net investment loss to average net assets+          (1.12)%          (0.49)%**
 Portfolio turnover rate                                        114%             140%**
 Net assets, end of period (in thousands)                   $10,677          $10,515
 Ratios with reduction for fees paid indirectly:
  Net expenses                                                 1.55%            1.58%**
  Net investment loss                                         (1.12)%          (0.49)%**
==========================================================================================

(a) Class R shares were first publicly offered on August 3, 2009.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.


34   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

----------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended    Year Ended
                                                                                       12/31/10      12/31/09
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                   $ 23.39       $ 16.26
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment gain (loss)                                                            $ (0.11)      $  0.01(a)
 Net realized and unrealized gain (loss) on investments                                   4.85          7.13
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $  4.74       $  7.13
Distributions to shareowners:
 Net realized gain                                                                          --            --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $  4.74       $  7.13
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 28.13       $ 23.39
================================================================================================================
Total return*                                                                            20.26%        43.85%
Ratio of net expenses to average net assets+                                              0.76%         0.77%
Ratio of net investment income (loss) to average net assets+                             (0.34)%       (0.04)%
Portfolio turnover rate                                                                    114%          140%
Net assets, end of period (in thousands)                                               $49,527       $82,061
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             0.76%         0.77%
 Net investment income (loss)                                                            (0.34)%        0.04%
================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended   Year Ended   Year Ended
                                                                                      12/31/08     12/31/07     12/31/06
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                  $ 25.59      $ 29.05      $  31.19
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment gain (loss)                                                           $  0.05      $ (0.06)     $   0.01
 Net realized and unrealized gain (loss) on investments                                 (9.07)       (1.04)         1.63
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $ (9.02)     $ (1.10)     $   1.64
Distributions to shareowners:
 Net realized gain                                                                      (0.31)       (2.36)        (3.78)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (9.33)     $ (3.46)     $  (2.14)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $ 16.26      $ 25.59      $  29.05
===========================================================================================================================
Total return*                                                                          (35.06)%      (3.48)%        5.46%
Ratio of net expenses to average net assets+                                             0.79%        0.71%         0.72%
Ratio of net investment income (loss) to average net assets+                             0.23%       (0.19)%        0.00%
Portfolio turnover rate                                                                   221%         104%           99%
Net assets, end of period (in thousands)                                              $42,259      $75,001      $139,415
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                            0.79%        0.71%         0.70%
 Net investment income (loss)                                                            0.23%       (0.19)%        0.02%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.


The accompanying notes are an integral part of these financial statements.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10    35

Notes to Financial Statements | 12/31/10


1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of three series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on August 3, 2009. Class Y shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


36   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At December 31, 2010, one security was valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.31% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     37
   data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2010, the Fund had a net capital loss carryforward of $194,800,639, of which, the following amounts will expire between 2015 and 2017 if not utilized: $2,408,096 in 2015, $164,995,103 in 2016 and
   $27,397,440 in 2017. Included in this amount is $65,997,890 of capital losses which, as a result of the reorganizations with Pioneer Small Cap Value Fund on August 28, 2009 may be subject to limitations imposed by the Internal Revenue Code.

   At December 31, 2010, the Fund has reclassified $5,878,235 to decrease accumulated net investment loss and $5,878,235 to decrease Paid-in capital


38   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10
   to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   There were no distributions paid during the years ended December 31, 2010 and December 31, 2009.

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2010:


--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                      $(194,800,639)
   Unrealized appreciation                                          136,041,208
--------------------------------------------------------------------------------
      Total                                                       $ (58,759,431)
================================================================================

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $24,351 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2010. During the year ended December 31, 2010 the Fund recognized gains of $643,894 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3.)

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     39
   income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Option Writing

   The funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the


40   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10
   option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended December 31, 2010 there were no transactions in written options.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $14,392 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2010 such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $419,254
 Class B                                                                 54,294
 Class C                                                                154,532
 Class R                                                                 26,314
 Class Y                                                                  6,219
--------------------------------------------------------------------------------
   Total                                                               $660,613
================================================================================

                Pioneer Growth Opportunities Fund | Annual Report | 12/31/10  41

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $188,338 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,773 in distribution fees payable to PFD at December 31, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2010, CDSCs in the amount of $60,502 were paid to PFD.


42   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2010, the Fund had no borrowings under this agreement.


7. Reorganization Information

Pioneer Small Cap Value Fund was reorganized into Pioneer Growth Opportunities Fund on August 28, 2009. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and liabilities of Pioneer Small Cap Value Fund for shares of Pioneer Growth Opportunities Fund.

Shareowners holding Class A, Class B, Class C, Class R and Class Y shares of Pioneer Small Cap Value Fund received Class A, Class B, Class C, Class R and Class Y shares, respectively, of Pioneer Growth Opportunities Fund in the reorganization. The investment portfolio of Pioneer Small Cap Value Fund, with a value of $398,937,998 and an identified cost of $401,928,323 at August 28, 2009, was the principal asset acquired by Pioneer Growth Opportunities Fund. For financial reporting purposes, assets received by Pioneer Growth Opportunities Fund were valued using closing market prices or available market quotations, and shares issued by Pioneer Growth Opportunities Fund were recorded at net asset value; however, the cost basis of the investments received from Pioneer Small Cap Value Fund was carried forward to align ongoing reporting of Pioneer Growth Opportunities Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of the Closing Date:


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     43

-----------------------------------------------------------------------------------------------
                           Pioneer Growth         Pioneer Small          Pioneer Growth
                           Opportunities Fund     Cap Value Fund         Opportunities Fund
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-----------------------------------------------------------------------------------------------
 Net Assets
 Class A                   $218,381,748           $228,425,673           $446,807,421
 Class B                   $  1,648,142           $ 40,263,167           $ 41,911,309
 Class C                   $  1,422,914           $ 48,320,960           $ 49,743,874
 Class R                   $     15,967           $  9,690,575           $  9,706,542
 Class Y                   $ 44,450,812           $ 57,914,839           $102,365,651
-----------------------------------------------------------------------------------------------
 Total Net Assets          $265,919,583           $384,615,214           $650,534,797
===============================================================================================
 Shares Outstanding
 Class A                     10,352,091             12,876,615             21,177,952
 Class B                         90,538              2,656,995              2,302,800
 Class C                         77,379              2,968,545              2,704,946
 Class R                            757                553,775                460,026
 Class Y                      2,058,821              3,144,680              4,741,305
 Shares Issued in
  Reorganization
 Class A                             --                     --             10,825,861
 Class B                             --                     --              2,212,262
 Class C                             --                     --              2,627,567
 Class R                             --                     --                459,269
 Class Y                             --                     --              2,682,484

-----------------------------------------------------------------------------------------------
                                                  Unrealized             Accumulated
                                                  Appreciation On        Loss On
                                                  Closing Date           Closing Date
-----------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund                     $(2,990,325)           $(185,381,897)

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period for Pioneer Growth Opportunities Fund, Pioneer Growth Opportunities Fund's pro forma results of operations for the year ended December 31, 2009, are as follows:


 Net investment loss                                                   $  (2,904,210)
 Net gain on investments                                                 186,349,060
-------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                  $ 183,444,850
=====================================================================================

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


44   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer Growth Opportunities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities Fund, one of the series comprising Pioneer Series Trust II (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                          Ernst & Young LLP


Boston, Massachusetts
February 25, 2011

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     45

Approval of Investment Advisory Agreement


Pioneer Investment Management, Inc. (PIM) serves as investment adviser to Pioneer Growth Opportunities Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


46   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one and five year periods ended June 30, 2010, and in the second quintile of its Morningstar category for the three and ten year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.


Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     47

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


48   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     49

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


50   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

Interested Trustees


--------------------------------------------------------------------------------
                             Position Held            Length of Service
  Name and Age               with the Fund            and Term of Office
--------------------------------------------------------------------------------
 John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2004.
                             Trustee and President    Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
--------------------------------------------------------------------------------
 Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                             Vice President           Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

-------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
 Name and Age                Principal Occupation                                             Held by this Trustee
-------------------------------------------------------------------------------------------------------------------
 John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment      None
                             Management USA Inc. ("PIM-USA"); Chairman and a director
                             of Pioneer; Chairman and Director of Pioneer Institutional
                             Asset Management, Inc. (since 2006); Director of Pioneer
                             Alternative Investment Management Limited (Dublin);
                             President and a director of Pioneer Alternative Investment
                             Management (Bermuda) Limited and affiliated funds;
                             Deputy Chairman and a director of Pioneer Global Asset
                             Management S.p.A. ("PGAM") (until April 2010); Director of
                             PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                             2006); Director of Nano-C, Inc. (since 2003); Director of
                             Cole Management Inc. (since 2004); Director of Fiduciary
                             Counseling, Inc.; President and Director of Pioneer Funds
                             Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering
                             Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------
 Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February           None
                             2007); Director and President of Pioneer and Pioneer
                             Institutional Asset Management, Inc. (since February 2007);
                             Executive Vice President of all of the Pioneer Funds (since
                             March 2007); Director of PGAM (2007 - 2010); Head of
                             New Europe Division, PGAM (2000 - 2005); and Head of
                             New Markets Division, PGAM (2005 - 2007)
-------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10    51

Independent Trustees


-----------------------------------------------------------------
                      Position Held    Length of Service and
 Name and Age         with the Fund    Term of Office
-----------------------------------------------------------------
 David R. Bock (67)   Trustee          Trustee since 2005.
                                       Serves until a successor
                                       trustee is elected or
                                       earlier retirement or
                                       removal.
-----------------------------------------------------------------
 Mary K. Bush (62)    Trustee          Trustee since 2004.
                                       Serves until a successor
                                       trustee is elected or
                                       earlier retirement or
                                       removal.

-------------------------------------------------------------------------------------------------------------------
                                                                                      Other Directorships Held
 Name and Age         Principal Occupation                                            by this Trustee
-------------------------------------------------------------------------------------------------------------------
 David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate      Director of Enterprise
                      advisory services company) (1997 - 2004 and 2008 -              Community Investment, Inc.
                      present); Interim Chief Executive Officer, Oxford Analytica,    (privately held affordable
                      Inc. (privately held research and consulting company)           housing finance company)
                      (2010); Executive Vice President and Chief Financial Officer,   (1985 - 2010); Director of
                      I-trax, Inc. (publicly traded health care services company)     Oxford Analytica, Inc. (2008
                      (2004 - 2007); and Executive Vice President and Chief           - present); Director of The
                      Financial Officer, Pedestal Inc. (internet-based mortgage       Swiss Helvetia Fund, Inc.
                      trading company) (2000 - 2002)                                  (closed-end fund) (2010 -
                                                                                      present); and Director of
                                                                                      New York Mortgage Trust
                                                                                      (publicly traded mortgage
                                                                                      REIT) (2004 - 2009)
-------------------------------------------------------------------------------------------------------------------
 Mary K. Bush (62)    Chairman, Bush International, LLC (international financial      Director of Marriott
                      advisory firm) (1991 - present); Senior Managing Director,      International, Inc. (2008 -
                      Brock Capital Group, LLC (strategic business advisors) (2010    present); Director of
                      - present); Managing Director, Federal Housing Finance          Discover Financial Services
                      Board (oversight of Federal Home Loan Bank system) (1989        (credit card issuer and
                      - 1991); Vice President and Head of International Finance,      electronic payment services)
                      Federal National Mortgage Association (1988 - 1989); U.S.       (2007 - present); Former
                      Alternate Executive Director, International Monetary Fund       Director of Briggs & Stratton
                      (1984 - 1988); Executive Assistant to Deputy Secretary of       Co. (engine manufacturer)
                      the U.S. Treasury, U.S. Treasury Department (1982 - 1984);      (2004 - 2009); Former
                      and Vice President and Team Leader in Corporate Banking,        Director of UAL Corporation
                      Bankers Trust Co. (1976 - 1982)


52   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

----------------------------------------------------------------------------------------------------------------------------
                                Position Held   Length of Service and                          Other Directorships Held
 Name and Age                   with the Fund   Term of Office          Principal Occupation   by this Trustee
----------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush (62) (continued)                                                                 (airline holding company)
                                                                                               (2006 - 2010); Director of
                                                                                               ManTech International
                                                                                               Corporation (national
                                                                                               security, defense, and
                                                                                               intelligence technology
                                                                                               firm) (2006 - present);
                                                                                               Member, Board of Governors,
                                                                                               Investment Company Institute
                                                                                               (2007 - present); Member,
                                                                                               Board of Governors,
                                                                                               Independent Directors
                                                                                               Council (2007 - present);
                                                                                               Former Director of Brady
                                                                                               Corporation (2000 - 2007);
                                                                                               Former Director of Mortgage
                                                                                               Guaranty Insurance
                                                                                               Corporation (1991 - 2006);
                                                                                               Former Director of
                                                                                               Millennium Chemicals, Inc.
                                                                                               (commodity chemicals) (2002
                                                                                               - 2005); Former Director,
                                                                                               R.J. Reynolds Tobacco
                                                                                               Holdings, Inc. (tobacco)
                                                                                               (1999 - 2005); and Former
                                                                                               Director of Texaco, Inc.
                                                                                               (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------


                Pioneer Growth Opportunities Fund | Annual Report | 12/31/10  53

------------------------------------------------------------------------
                             Position Held   Length of Service and
 Name and Age                with the Fund   Term of Office
------------------------------------------------------------------------
 Benjamin M. Friedman (66)   Trustee         Trustee since 2008.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
------------------------------------------------------------------------
 Margaret B.W. Graham (63)   Trustee         Trustee since 2004.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
------------------------------------------------------------------------
 Thomas J. Perna (60)        Trustee         Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held
 Name and Age                Principal Occupation                                            by this Trustee
----------------------------------------------------------------------------------------------------------------------------
 Benjamin M. Friedman (66)   William Joseph Maier Professor of Political Economy, Harvard    Trustee, Mellon Institutional
                             University (1972 - present)                                     Funds Investment Trust and
                                                                                             Mellon Institutional Funds
                                                                                             Master Portfolio (oversaw
                                                                                             17 portfolios in fund
                                                                                             complex) (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------
 Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary,      None
                             The Winthrop Group, Inc. (consulting firm) (1982 - present);
                             Desautels Faculty of Management, McGill University (1999 -
                             present); and Manager of Research Operations and Organiza-
                             tional Learning, Xerox PARC, Xerox's Advance Research
                             Center (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------
 Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc.          Director, Broadridge
                             (technology products for securities lending industry) (2008 -   Financial Solutions, Inc.
                             present); private investor (2004 - 2008); and Senior            (investor communications
                             Executive Vice President, The Bank of New York (financial and   and securities processing
                             securities services) (1986 - 2004)                              provider for financial
                                                                                             services industry) (2009 -
                                                                                             present); and Director,
                                                                                             Quadriserv, Inc. (2005 -
                                                                                             present)
----------------------------------------------------------------------------------------------------------------------------


54   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

------------------------------------------------------------------------
                            Position Held   Length of Service and
 Name and Age               with the Fund   Term of Office
------------------------------------------------------------------------
 Marguerite A. Piret (62)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------
 Stephen K. West (82)       Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                       Other Directorships Held
 Name and Age               Principal Occupation                                       by this Trustee
---------------------------------------------------------------------------------------------------------------------
 Marguerite A. Piret (62)   President and Chief Executive Officer, Newbury, Piret &    Director of New America
                            Company, Inc. (investment banking firm) (1981 - present)   High Income Fund, Inc.
                                                                                       (closed-end investment
                                                                                       company) (2004 - present);
                                                                                       and member, Board of
                                                                                       Governors, Investment
                                                                                       Company Institute (2000 -
                                                                                       2006)
---------------------------------------------------------------------------------------------------------------------
 Stephen K. West (82)       Senior Counsel, Sullivan & Cromwell LLP (law firm)         Director, The Swiss Helvetia
                            (1998 - present); and Partner, Sullivan & Cromwell LLP     Fund, Inc. (closed-end
                            (prior to 1998)                                            investment company); and
                                                                                       Director, AMVESCAP, PLC
                                                                                       (investment manager)
                                                                                       (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10    55

Fund Officers


--------------------------------------------------------------------------------
                              Position Held         Length of Service and
 Name and Age                 with the Fund         Term of Office
--------------------------------------------------------------------------------
 Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------------
 Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------------
 Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------------
 Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------------
 Luis I. Presutti (45)        Assistant Treasurer   Since 2004. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships Held
 Name and Age                 Principal Occupation                                                 by this Officer
-----------------------------------------------------------------------------------------------------------------------------
 Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer              None
                              since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                              Funds from September 2003 to May 2010; and Vice
                              President and Senior Counsel of Pioneer from July 2002 to
                              December 2007
-----------------------------------------------------------------------------------------------------------------------------
 Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006              None
                              and Assistant Secretary of all the Pioneer Funds since
                              June 2010; Manager - Fund Governance of Pioneer from
                              December 2003 to November 2006; and Senior Paralegal of
                              Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
 Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary           None
                              of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                              2007
-----------------------------------------------------------------------------------------------------------------------------
 Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and                 None
                              Controllership Services of Pioneer; Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008;
                              and Treasurer and Senior Vice President, CDC IXIS Asset
                              Management Services, from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------
 Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration           None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------


56   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

----------------------------------------------------------------------------
                         Position Held              Length of Service and
 Name and Age            with the Fund              Term of Office
----------------------------------------------------------------------------
 Gary Sullivan (52)      Assistant Treasurer        Since 2004. Serves at
                                                    the discretion of the
                                                    Board.
----------------------------------------------------------------------------
 David F. Johnson (31)   Assistant Treasurer        Since 2009. Serves at
                                                    the discretion of the
                                                    Board.
----------------------------------------------------------------------------
 Jean M. Bradley (58)    Chief Compliance Officer   Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                        Other Directorships Held
 Name and Age            Principal Occupation                                           by this Officer
------------------------------------------------------------------------------------------------------------------
 Gary Sullivan (52)      Fund Accounting Manager - Fund Accounting, Administration      None
                         and Controllership Services of Pioneer; and Assistant
                         Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
 David F. Johnson (31)   Fund Administration Manager - Fund Accounting, Administration  None
                         and Controllership Services since November 2008; Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; and
                         Client Service Manager - Institutional Investor Services at
                         State Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
 Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer     None
                         Funds since March 2010; Director of Adviser and Portfolio
                         Compliance at Pioneer since October 2005; and Senior
                         Compliance Officer for Columbia Management Advisers, Inc.
                         from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/10    57

                           This page for your notes.





































58   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

                           This page for your notes.





































             Pioneer Growth Opportunities Fund | Annual Report | 12/31/10     59

                           This page for your notes.





































60   Pioneer Growth Opportunities Fund | Annual Report | 12/31/10

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Tax Free
Money Market Fund


--------------------------------------------------------------------------------
Annual Report | December 31, 2010
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   TTAXX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             7
Performance Update                                            8
Comparing Ongoing Fund Expenses                               9
Schedule of Investments                                      11
Financial Statements                                         15
Notes to Financial Statements                                20
Report of Independent Registered Public Accounting Firm      24
Approval of Investment Advisory Agreement                    26
Trustees, Officers and Service Providers                     30


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     1

President's Letter

Dear Shareowner,

Throughout 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds, until a rally late in the year lifted equity returns. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged for those first eleven months, valuations were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors, many of whom were rewarded in the subsequent late-year equity rally.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     3

Portfolio Management Discussion | 12/31/10

In the following interview, Pioneer Tax Free Money Market Fund Portfolio Manager Seth Roman outlines the investment environment for tax-free money market securities during the Fund's most recent fiscal year ended December 31, 2010, as well as the Fund's performance, his investment strategy, and his outlook going forward. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q How did the Fund perform during its most recent fiscal year ended December 31, 2010?

A For the 12-month period ended December 31, 2010, the Fund's Class A shares posted a 0.01% total return at net asset value. Over the same period, the average return of the 94 mutual funds in Lipper's Tax-Exempt Money Market Funds category was 0.03%.

Q How would you describe the investing environment for tax-exempt money market funds during the 12 months ended December 31, 2010?

A In 2010, the U.S. economy took some additional steps toward normalcy, but unemployment remained uncomfortably high. Concerned about U.S. unemployment, and also anxious to ward off any possibility of a deflationary spiral, the Federal Reserve Board (the Fed) kept its benchmark federal funds rate at a target range between 0.00% and 0.25%.With stimulus from the executive and congressional branches of the government having run its course, the Fed decided to engage in a second round of quantitative easing, known as "QE2," announcing its intention to purchase $600 billion in Treasury securities through June 2011. The purpose of QE2 is to provide a boost to economic growth through monetary stimulus, and to put a "floor" under asset prices.

   During the 12-month period, state and local governments' budget woes increased. Unlike the Federal government, states and municipalities must balance their budgets annually; the obligation has become much more difficult for states and municipalities to fulfill after a sustained period of reduced tax revenue across much of the country. States such as California, Illinois, New York and New Jersey -- along with many others -- face serious fiscal stress. Internationally, budget woes for Greece and Ireland negatively affected the global bond market, and the European Central Bank worked to prevent the fiscal crisis from spreading to other European countries, especially Spain, Portugal and Italy. During the fourth quarter, concern over the possible inflationary effects of the Fed's QE2 program prompted a sell-off in the long-term Treasury market, causing the Treasury yield curve to steepen.


4     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

   The short-term municipal yield curve remained fairly flat, however, meaning that there was very little difference in yield between tax-exempt securities maturing in one day versus those maturing in one year.

Q In that environment, what was your investment strategy for the Fund during the 12-month period ended December 31, 2010?

A Our goal is always to maintain broad diversification within the Fund's portfolio, both on a regional and national basis, with AAA credits in revenue issues. As we pursue our nationally-focused diversification strategy, we strongly emphasize high-quality and safety of principal in the securities owned by the Fund.

   In a difficult period for the tax-exempt money markets, we took an extremely cautious approach in managing the Fund's assets. In particular, we avoided issues tied to state governments with economic troubles. During the 12 months ended December 31, 2010, the Fund invested principally in high-quality daily and weekly floating-rate securities. The floating-rate issues are extremely liquid, with yields that adjust daily or weekly based on market conditions, thus providing the management team with strategic flexibility and the Fund with some measure of yield. From time to time, we took advantage of opportunities to add longer-term issues to the Fund's portfolio -- though only those of the highest quality -- in an attempt to pick up additional yield. Within the floating-rate market, we have favored issues with dedicated revenue streams, such as water and sewer debt securities.

Q  What is your outlook?

A We are cautiously optimistic that the U.S. economy will continue to improve in 2011, that banks will lend more, and that municipalities will see some increases in tax receipts, which would improve their fiscal outlook. Nevertheless, we expect that tax-exempt issuers will continue to face hard times in dealing with budget problems and unfunded liabilities, such as pension obligations, and it seems unlikely to us that many municipalities will be able to raise money in the short-term municipal market when they are already overburdened by debt. In addition, we think that the Fed's monetary policy will continue to be accommodative, as Fed officials appear generally much more worried about deflation and high unemployment than about inflation.

   We will continue to look for opportunities to extend the Fund's maturity, though with extreme caution, and will carefully examine credit quality due to the severe budgetary strains nationwide. In addition, we will monitor market movements strictly, and seek to take advantage of any upward trends in short-term yields, while maintaining the highest-quality portfolio.

   Note to Shareholders: On January 11, 2011, The Board of Trustees authorized the liquidation of the Fund. The liquidation is expected to occur on or about March 25, 2011.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     5

Please refer to the Schedule of Investments on pages 11-14 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Portfolio Summary | 12/31/10

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Higher Education                                         33.3%
Medical                                                  20.8%
Water                                                     9.2%
Education                                                 6.6%
Development                                               6.2%
General                                                   4.6%
Pollution Control                                         4.6%
Airport                                                   4.4%
Diversified                                               4.2%
Government                                                2.8%
School District                                           2.4%
Utilities                                                 0.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*


 1.    Texas Water Development Board, Floating Rate Note, 7/15/19                                    4.76%
 2.    Lincoln County Wyoming Pollutant Control, Floating Rate Note, 11/1/14                         4.55
 3.    Metropolitan Washington Airport, Floating Rate Note, 10/1/39                                  4.39
 4.    Maryland State Health & Higher Educational Facilities Authority Revenue, Floating Rate
       Note, 7/1/36                                                                                  4.35
 5.    Massachusetts Health & Educational, Floating Rate Note, 7/1/35                                4.33
 6.    Massachusetts State Health & Educational, Floating Rate Note, 11/1/49                         4.31
 7.    Boston Massachusetts Water & Sewer Communities Revenue, Floating Rate Note, 11/1/24           3.93
 8.    Virginia College Building Authority, Floating Rate Note, 2/1/26                               3.73
 9.    Connecticut State Health, Floating Rate Note, 7/1/36                                          3.52
10.    Syracuse Industrial, 0.15%, 12/1/35                                                           3.30

* This list excludes temporary cash investments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     7

Performance Update | 12/31/10

Share Prices
--------------------------------------------------------------------------------

------------------------------------------------------------------
 Net Asset Value per Share       12/31/10      12/31/09
------------------------------------------------------------------
Class A shares                  $ 1.00        $ 1.00

Distributions per Share
--------------------------------------------------------------------------------

------------------------------------------------------------------
                       Income        Short-Term       Long-Term
 (1/1/10-12/31/10)    Dividends     Capital Gains    Capital Gains
------------------------------------------------------------------
Class A shares        $ 0.0001          $  -            $  -

Yields**
--------------------------------------------------------------------------------

------------------------------------------------------------------
 Per Share            7-Day Annualized       7-Day Effective*
------------------------------------------------------------------
Class A shares             0.01%                 0.01%

Expense Ratio
--------------------------------------------------------------------------------

------------------------------------------------------------------
 (Per Prospectus dated May 1, 2010)        Gross          Net
------------------------------------------------------------------
Class A shares                             0.75%        0.75%

*  Assumes daily compounding of dividends.
** Please contact Pioneer to obtain the Fund's current yield.


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Pioneer Tax Free Money Market Fund was created through the reorganization of the predecessor fund, Safeco Tax Free Money Market Fund, on December 10, 2004.


Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


8     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from July 1, 2010, through December 31, 2010.


--------------------------------------------------
 Share Class                            A
--------------------------------------------------
 Beginning Account                 $ 1,000.00
 Value on 7/1/10
--------------------------------------------------
 Ending Account                    $ 1,000.10
 Value on 12/31/10
--------------------------------------------------
 Expenses Paid                     $     1.66
 During Period*
--------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.33%, for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     9

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010, through December 31, 2010.


--------------------------------------------------
 Share Class                            A
--------------------------------------------------
 Beginning Account                 $ 1,000.00
 Value on 7/1/10
--------------------------------------------------
 Ending Account                    $ 1,023.54
 Value on 12/31/10
--------------------------------------------------
 Expenses Paid                     $     1.68
 During Period*
--------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.33%, for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


10     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Schedule of Investments | 12/31/10


-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                         MUNICIPAL BONDS -- 91.6%
                                         Government -- 3.1%
$ 1,485,000    0.30            AA+/NR    Washington State Putters-Series, Floating Rate
                                         Note, 7/1/13                                       $ 1,485,000
-------------------------------------------------------------------------------------------------------
                                         Municipal Airport -- 4.4%
  2,120,000    0.28           AAA/Aa1    Metropolitan Washington Airport, Floating Rate
                                         Note, 10/1/39                                      $ 2,120,000
-------------------------------------------------------------------------------------------------------
                                         Municipal Development -- 6.2%
  1,500,000                    AA/Aa1    Mississippi Business, 0.16%, 12/1/30               $ 1,500,000
    900,000    0.27            AA/Aa1    Mississippi Business Finance Corp., Gulf
                                         Opportunity Zone, Floating Rate Note, 12/1/30          900,000
    600,000    0.40            AA-/A2    Mobile Industrial Development, Floating Rate
                                         Note, 4/1/15                                           600,000
                                                                                            -----------
                                                                                            $ 3,000,000
-------------------------------------------------------------------------------------------------------
                                         Municipal Education -- 2.5%
    800,000    0.49            AA-/NA    Illinois Financial Authority Revenue, Floating
                                         Rate Note, 9/1/41                                  $   800,000
    430,000    0.29           AAA/Aaa    New Hampshire Health & Education, Floating
                                         Rate Note, 1/1/28                                      430,000
                                                                                            -----------
                                                                                            $ 1,230,000
-------------------------------------------------------------------------------------------------------
                                         Municipal General -- 2.5%
  1,225,000    0.29            NR/Aa2    Colorado Educational & Cultural Facilities
                                         Authority, 0.4%, 3/1/39                            $ 1,225,000
-------------------------------------------------------------------------------------------------------
                                         Municipal Higher Education -- 33.2%
    210,000                    NR/Aa2    Charlottesville Virginia Industrial Development,
                                         Floating Rate Note, 12/1/37                        $   210,000
    240,000    0.23           AAA/Aaa    Connecticut State Health & Educational,
                                         Floating Rate Note, 7/1/33                             240,000
  1,700,000    0.24           AAA/Aaa    Connecticut State Health, Floating Rate Note,
                                         7/1/36                                               1,700,000
  1,200,000    0.30           AAA/Aa1    District Of Columbia, Floating Rate Note,
                                         4/1/41                                               1,200,000
    500,000    0.30           AAA/Aa1    District of Columbia University Revenue,
                                         Floating Rate Note, 4/1/41                             500,000
    495,000    0.27             AA/NR    Kent County Delaware Student, Floating Rate
                                         Note, 7/1/36                                           495,000
  2,100,000    0.29            AA/Aa2    Maryland State Health & Higher Educational
                                         Facilities Authority Revenue, Floating Rate Note,
                                         7/1/36                                               2,100,000
  1,510,000    0.24           AA+/Aaa    Massachusetts Health & Educational, Floating
                                         Rate Note, 7/1/39                                    1,510,000
  2,080,000    0.24           AAA/Aaa    Massachusetts State Health & Educational,
                                         Floating Rate Note, 11/1/49                          2,080,000
    200,000    0.26           AAA/Aaa    Missouri State Health & Educational Facility,
                                         Floating Rate Note, 3/1/40                             200,000

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     11

--------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------------
                                         Municipal Higher Education -- continued
$ 1,595,000                   AAA/Aa1    Syracuse Industrial, 0.15%, 12/1/35                 $ 1,595,000
    700,000    0.25           AAA/Aa1    Syracuse New York Industrial Development
                                         Agency, Floating Rate Note, 12/1/37                     700,000
    720,000    0.34            AA/Aa2    University of Minnesota, Floating Rate Note,
                                         12/1/36                                                 720,000
  1,800,000    0.28           AA+/Aa1    Virginia College Building Authority, Floating Rate
                                         Note, 2/1/26                                          1,800,000
    615,000    0.35            NR/Aa1    Virginia College Building Authority, Floating Rate
                                         Note, 2/26/39                                           615,000
    460,000    0.28           AAA/Aa1    Wisconsin State Health & Educational Facilities,
                                         Floating Rate Note, 12/1/33                             460,000
                                                                                             -----------
                                                                                             $16,125,000
--------------------------------------------------------------------------------------------------------
                                         Municipal Medical -- 20.8%
  1,000,000    0.28            AA/Aaa    Harris County Texas Health, Floating Rate Note,
                                         12/1/41                                             $ 1,000,000
    500,000    0.26           AAA/Aaa    Loudoun County Virginia Industrial Development
                                         Authority, Floating Rate Note, 2/15/38                  500,000
  1,120,000    0.29           AAA/Aaa    Loudoun County Virginia Industrial Development
                                         Authority, Floating Rate Note, 2/15/38                1,120,000
  2,090,000    0.27            AA/Aa2    Massachusetts Health & Educational, Floating
                                         Rate Note, 7/1/35                                     2,090,000
     50,000    0.33            AA/Aa1    Minneapolis & St Paul, Floating Rate Note,
                                         11/15/34                                                 50,000
    950,000                    NR/Aa1    Minneapolis & St. Paul Housing &
                                         Redevelopment Authority, 0.2%, 11/15/35                 950,000
  1,050,000                    NR/Aa1    Minneapolis & St. Paul Housing &
                                         Redevelopment Authority, 0.2%, 11/15/35               1,050,000
  1,540,000    0.27            NR/Aa2    North Carolina Medical Care Communities,
                                         Floating Rate Note, 6/1/15                            1,540,000
    700,000    0.29            NR/Aa1    Nueces County Texas Health Facilities
                                         Development Corp. Revenue, Floating Rate
                                         Note, 7/1/15                                            700,000
    500,000    0.28            AA-/NR    Oregon State Facilities Authority Revenue,
                                         Floating Rate Note, 8/1/34                              500,000
    580,000    0.28           AA+/Aa2    University of Michigan, Floating Rate Note,
                                         12/1/37                                                 580,000
                                                                                             -----------
                                                                                             $10,080,000
--------------------------------------------------------------------------------------------------------
                                         Municipal Pollution -- 4.5%
  2,200,000    0.23           AAA/Aaa    Lincoln County Wyoming Pollutant Control,
                                         Floating Rate Note, 11/1/14                         $ 2,200,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

--------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------------
                                          Municipal School District -- 4.4%
$ 1,140,000    0.28            AAA/Aa1    Chicago Board of Education, Floating Rate
                                          Note, 3/1/31                                       $ 1,140,000
  1,000,000                      NR/NR    Town of Weston Massachusetts, 1.5%, 2/4/11           1,001,134
                                                                                             -----------
                                                                                             $ 2,141,134
--------------------------------------------------------------------------------------------------------
                                          Municipal Utilities -- 0.9%
    430,000    0.33             AA/Aa2    Gainsville Florida Utilities, Floating Rate Note,
                                          10/1/38                                            $   430,000
--------------------------------------------------------------------------------------------------------
                                          Municipal Water -- 9.1%
  1,900,000    0.39            AA-/Aa2    Boston Massachusetts Water & Sewer
                                          Communities Revenue, Floating Rate Note,
                                          11/1/24                                            $ 1,900,000
    200,000    0.38            AAA/Aa1    Columbia South Carolina Water, Floating Rate
                                          Note, 2/1/38                                           200,000
  2,300,000    0.29            AAA/Aaa    Texas Water Development Board, Floating Rate
                                          Note, 7/15/19                                        2,300,000
                                                                                             -----------
                                                                                             $ 4,400,000
                                                                                             -----------
                                          Total Government                                   $44,436,134
--------------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $44,436,134)                                 $44,436,134
--------------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 8.2%
                                          Commercial Paper -- 8.0%
    250,000                   A-1+/P-1    Johns Hopkins University, 0.29%, 2/4/11            $   250,000
    240,000                   A-1+/P-1    Massachusetts Health & Educational Facilities
                                          Authority, 0.25%, 2/4/11                               240,000
    280,000                      NR/NR    Massachusetts Health & Educational Facilities
                                          Authority, 0.25%, 1/6/11                               280,000
    260,000                   A-1+/P-1    Texas A&M University, 0.28%, 1/3/11                    260,000
    200,000                      NR/NR    University of Minnesota, 0.25%, 1/6/11                 200,000
    386,000                   A-1+/P-1    University of Texas, 0.24%, 1/6/11                     386,000
    340,000                   A-1+/P-1    University of Texas, 0.25%, 2/3/11                     340,000
    100,000                    A-1+/NR    Private Colleges & Universities, 0.3%, 2/1/11          100,000
  1,490,000                   A-1+/P-1    Texas Public Finance Authority, 0.27%, 2/1/11        1,490,000
    325,000                   A-1+/P-1    Texas Public Finance Authority, 0.28%, 3/4/11          325,000
--------------------------------------------------------------------------------------------------------
                                          TOTAL COMMERCIAL PAPER                             $ 3,871,000
                                                                                             -----------
                                          (Cost $3,871,000)                                  $ 3,871,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     13

-------------------------------------------------------------------------------------------
             Floating       S&P/Moody's
             Rate (b)       Ratings
Shares       (unaudited)    (unaudited)                                         Value
-------------------------------------------------------------------------------------------
                                TAX EXEMPT MONEY MARKET MUTUAL
                                FUND -- 0.2%
  100,000                       BlackRock Liquidity Funds Temp Cash Portfolio   $   100,000
-------------------------------------------------------------------------------------------
                                TOTAL TAX EXEMPT MONEY MARKET
                                MUTUAL FUND                                     $   100,000
-------------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $3,971,000)                               $ 3,971,000
-------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 99.8%
                                (Cost $48,407,134) (a)                          $48,407,134
-------------------------------------------------------------------------------------------
                                OTHER ASSETS AND LIABILITIES -- 0.2%            $   107,869
-------------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                      $48,515,003
===========================================================================================

NR       Not Rated by either S&P or Moody's

(a) At December 31, 2010, cost for federal income tax purposes was $48,407,134.

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund's assets:


------------------------------------------------------------------------------------
                              Level 1       Level 2          Level 3       Total
------------------------------------------------------------------------------------
 Municipal bonds            $     --      $44,436,134          $--       $44,436,134
 Commercial paper                 --        3,871,000           --         3,871,000
 Tax exempt money market
  mutual fund                100,000               --           --           100,000
------------------------------------------------------------------------------------
 Total                      $100,000      $48,307,134          $--       $48,407,134
====================================================================================


The accompanying notes are an integral part of these financial statements.

14     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Statement of Assets and Liabilities | 12/31/10


ASSETS:
  Investment in securities (cost $48,407,134)             $48,407,134
  Cash                                                         89,823
  Receivables --
   Fund shares sold                                             1,372
   Dividends, interest                                         48,549
   Due from Pioneer Investment Management, Inc.                30,787
  Other                                                        14,154
---------------------------------------------------------------------
     Total assets                                         $48,591,819
---------------------------------------------------------------------
LIABILITIES:
  Due to affiliates                                       $     7,315
  Auditing fees                                                29,625
  Printing fees                                                 7,220
  Insurance fees                                               10,494
  Legal fees                                                    5,100
  Accrued expenses                                             17,062
---------------------------------------------------------------------
     Total liabilities                                    $    76,816
---------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                         $48,524,726
  Accumulated net realized loss on investments                 (9,723)
---------------------------------------------------------------------
     Total net assets                                     $48,515,003
=====================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $48,515,003/48,467,111 shares)        $      1.00
=====================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     15

Statement of Operations

For the Year Ended 12/31/10


INVESTMENT INCOME:
  Interest                                                  $154,862
-------------------------------------------------------------------------------------
     Total investment income                                               $  154,862
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $211,404
  Transfer agent fees and expenses
   Class A                                                    11,533
  Distribution fees
   Class A                                                    67,417
  Shareholder communications expense                           5,309
  Administrative reimbursements                               16,698
  Registration fees                                           63,762
  Professional fees                                           70,173
  Printing expense                                            23,243
  Fees and expenses of nonaffiliated trustees                 10,178
  Miscellaneous                                                3,400
-------------------------------------------------------------------------------------
     Total expenses                                                        $  483,117
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                           (347,154)
-------------------------------------------------------------------------------------
     Net expenses                                                          $  135,963
-------------------------------------------------------------------------------------
       Net investment income                                               $   18,899
-------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                        $   12,029
-------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                    $   30,928
=====================================================================================

The accompanying notes are an integral part of these financial statements.

16     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Statements of Changes in Net Assets

For the Years Ended 12/31/10 and 12/31/09, respectively


----------------------------------------------------------------------------------------------
                                                             Year Ended          Year Ended
                                                             12/31/10            12/31/09
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $     18,899        $     41,347
Net realized gain on investments                                   12,029               5,212
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $     30,928        $     46,559
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0001 and $0.0001 per share, respectively)     $     (4,487)       $     (7,169)
   Class Y* ($0.0001 and $0.0002 per share,
     respectively)                                                   (742)            (17,763)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $     (5,229)       $    (24,932)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 70,020,886        $157,719,458
Reinvestment of distributions                                       4,487               7,171
Cost of shares repurchased                                   (109,909,748)       (243,527,086)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                 $(39,884,375)       $(85,800,457)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                                $(39,858,676)       $(85,778,830)
NET ASSETS:
Beginning of year                                              88,373,679         174,152,509
----------------------------------------------------------------------------------------------
End of year                                                  $ 48,515,003        $ 88,373,679
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $         --        $    (13,670)
----------------------------------------------------------------------------------------------

*    Class Y shares were liquidated on March 24, 2010.

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     17

------------------------------------------------------------------------------------------------------
                                     '10 Shares      '10 Amount         '09 Shares       '09 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           61,699,869     $ 61,720,693         90,223,403     $ 90,223,402
Reinvestment of distributions              4,487            4,487              7,169            7,169
Less shares repurchased              (57,376,025)     (57,376,025)      (116,430,862)    (116,430,862)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)             4,328,331     $  4,349,155        (26,200,290)    $(26,200,291)
======================================================================================================
Class Y*
Shares sold                            8,300,193     $  8,300,193         67,496,056     $ 67,496,056
Reinvestment of distributions                 --               --                  2                2
Less shares repurchased              (52,533,723)     (52,533,723)      (127,096,224)    (127,096,224)
------------------------------------------------------------------------------------------------------
   Net decrease                      (44,233,530)    $(44,233,530)       (59,600,166)    $(59,600,166)
======================================================================================================

*    Class Y shares were liquidated on March 24, 2010.

The accompanying notes are an integral part of these financial statements.

18     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Financial Highlights

---------------------------------------------------------------------------------------------------
                                                                        Year Ended      Year Ended
                                                                        12/31/10        12/31/09
---------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $ 1.0000        $  1.0000
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $ 0.0003        $  0.0001
 Net realized and unrealized loss on investments                         (0.0002)              --
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations:                   $ 0.0001        $  0.0001
Distributions to shareowners:
 Net investment income                                                   (0.0001)         (0.0001)
 Net realized and unrealized gain on investments                                               --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value:                               0.0000               --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 1.0000        $  1.0000
===================================================================================================
Total return*                                                               0.01%            0.01%
Ratio of net expenses to average net assets+                                0.33%            0.41%
Ratio of net investment income to average net assets+                       0.02%            0.02%
Net assets, end of period (in thousands)                                $ 48,515        $  44,138
Ratios with no waiver of management fees and assumptions of expense by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                               1.00%            0.80%
 Net investment income (loss)                                              (0.65)%          (0.37)%
Ratios with waiver of management fees and assumptions of expense by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                               0.33%            0.41%
 Net investment income                                                      0.02%            0.02%
===================================================================================================


------------------------------------------------------------------------------------------------------------
                                                                        Year Ended   Year Ended   Year Ended
                                                                        12/31/08     12/31/07     12/31/06
------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $ 1.0000     $ 1.0000     $ 1.0000
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $ 0.0157     $(0.0299)    $ 0.0270
 Net realized and unrealized loss on investments                              --           --           --
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations:                   $ 0.0157     $(0.0299)    $ 0.0270
Distributions to shareowners:
 Net investment income                                                   (0.0157)      0.0299      (0.0270)
 Net realized and unrealized gain on investments                              --       0.0003           --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value:                                   --       0.0003           --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 1.0000     $ 1.0003     $ 1.0000
============================================================================================================
Total return*                                                               1.58%        3.03%        2.76%
Ratio of net expenses to average net assets+                                0.72%        0.65%        0.75%
Ratio of net investment income to average net assets+                       1.56%        2.96%        2.82%
Net assets, end of period (in thousands)                                $ 70,331     $ 71,568     $ 72,854
Ratios with no waiver of management fees and assumptions of expense by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                               0.72%        0.65%        0.75%
 Net investment income (loss)                                               1.56%        2.96%        2.82%
Ratios with waiver of management fees and assumptions of expense by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                               0.72%        0.64%        0.75%
 Net investment income                                                      1.56%        2.96%        2.82%
============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10    19

Notes to Financial Statements | 12/31/10

1. Organization and Significant Accounting Policies

Pioneer Tax Free Money Market Fund (the Fund) is one of three series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, exempt from federal income tax, as is consistent with the preservation of capital.

The Fund offers one class of shares -- Class A shares. Class Y shares were liquidated on March 24, 2010. Each class of shares represents an interest in the same portfolio of investments of the Fund and have identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investments income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There was no distribution plan for Class Y shares.

The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


20     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   At December 31, 2010, The fund had a net capital loss carryforward of $9,723, of which, the following amounts will expire between 2012 and 2016 if not utilized: $4,043 in 2012, $4,950 in 2014, and $730 in 2016.

   The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:


-------------------------------------------------------
                                  2010            2009
-------------------------------------------------------
Distributions paid from:
Tax exempt income               $5,229         $24,932
-------------------------------------------------------
   Total                        $5,229         $24,932
=======================================================


   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2010:


------------------------------------------
                                     2010
------------------------------------------
Distributable earnings:
Capital loss carryforward        $ (9,723)
------------------------------------------
   Total                         $ (9,723)
==========================================


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     21

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly-owned indirect subsidy of UniCredit, S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended December 31, 2010, the effective management fee (excluding waivers and/or reimbursement of expenses) was equivalent to a rate of 0.40% of average daily net assets.

PIM may limit the Fund's expenses or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing its yield during the period of the limitation. Expenses waived during the year ended December 31, 2010 are reflected on the Statement of Operations. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $732 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and


22     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10
statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2010, such out-of-pocket expenses by class of shares were as follows:



---------------------------------------
Shareholder Communications:
---------------------------------------
 Class A                         $5,309
---------------------------------------
    Total                        $5,309
=======================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,384 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.


4. Distribution Plan

The Fund has adopted a Distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, with respect to its Class A shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), 0.15% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $199 in distribution fees payable to PFD at December 31, 2010.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements other than those disclosed below.

On January 11, 2011, The Board of Trustees authorized the liquidation of the Fund. The liquidation is expected to occur on or about March 25, 2011.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of
Pioneer Tax Free Money Market Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Tax Free Money Market Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Money Market Fund, a series of Pioneer Series Trust II, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young


Boston, Massachusetts
February 25, 2011

24     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 84.66% and 0.0%, respectively.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     25

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Tax Free Money Market Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


26     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Lipper, Inc. (Lipper), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Lipper category for the one year period ended June 30, 2010, and in the fourth quintile of its Lipper category for the three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Lipper and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the fourth quintile relative to the management fees paid by other funds in its Lipper peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's asset-weighted management fee was three basis points higher than the median management fee of the Fund's peer group and virtually the same as the


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     27
last fund in the third quintile of the Fund's peer group. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that PIM currently was waiving fees and/or reimbursing expenses of the Fund in order to maintain a positive yield.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees considered that PIM has been incurring losses due to fee waivers to address low investment income and to maintain a positive yield for investors.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any


28     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10
economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     29

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, upon request, by calling 1-800-225-6292.


30     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held            Length of Service                                           Other Directorships
Name and Age              with the Fund            and Term of Office        Principal Occupation              Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*  Chairman of the Board,   Trustee since 2004.       Non-Executive Chairman and a      None
                          Trustee and President    Serves until a successor  director of Pioneer Investment
                                                   trustee is elected or     Management USA Inc. ("PIM-USA");
                                                   earlier retirement or     Chairman and a director of
                                                   removal.                  Pioneer; Chairman and Director of
                                                                             Pioneer Institutional Asset
                                                                             Management, Inc. (since 2006);
                                                                             Director of Pioneer Alternative
                                                                             Investment Management Limited
                                                                             (Dublin); President and a
                                                                             director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             Deputy Chairman and a director of
                                                                             Pioneer Global Asset Management
                                                                             S.p.A. ("PGAM") (until April
                                                                             2010); Director of PIOGLOBAL Real
                                                                             Estate Investment Fund (Russia)
                                                                             (until June 2006); Director of
                                                                             Nano-C, Inc. (since 2003);
                                                                             Director of Cole Management Inc.
                                                                             (since 2004); Director of
                                                                             Fiduciary Counseling, Inc.;
                                                                             President and Director of Pioneer
                                                                             Funds Distributor, Inc. ("PFD")
                                                                             (until May 2006); President of
                                                                             all of the Pioneer Funds; and Of
                                                                             Counsel, Wilmer Cutler Pickering
                                                                             Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)* Trustee and Executive    Trustee since 2007.       Director, CEO and President of    None
                          Vice President           Serves until a successor  PIM-USA (since February 2007);
                                                   trustee is elected or     Director and President of Pioneer
                                                   earlier retirement or     and Pioneer Institutional Asset
                                                   removal.                  Management, Inc. (since February
                                                                             2007); Executive Vice President
                                                                             of all of the Pioneer Funds
                                                                             (since March 2007); Director of
                                                                             PGAM (2007 - 2010); Head of New
                                                                             Europe Division, PGAM (2000 -
                                                                             2005); and Head of New Markets
                                                                             Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------
*  Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10    31

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                      Position Held    Length of Service                                             Other Directorships
Name and Age          with the Fund    and Term of Office         Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)    Trustee          Trustee since 2005.        Managing Partner, Federal City     Director of Enterprise
                                       Serves until a successor   Capital Advisors (corporate        Community Investment, Inc.
                                       trustee is elected or      advisory services company) (1997   (privately held affordable
                                       earlier retirement or      - 2004 and 2008 - present);        housing finance company) (1985
                                       removal.                   Interim Chief Executive Officer,   - 2010); Director of Oxford
                                                                  Oxford Analytica, Inc. (privately  Analytica, Inc. (2008 -
                                                                  held research and consulting       present); Director of The
                                                                  company) (2010); Executive Vice    Swiss Helvetia Fund, Inc.
                                                                  President and Chief Financial      (closed-end fund) (2010 -
                                                                  Officer, I-trax, Inc. (publicly    present); and Director of New
                                                                  traded health care services        York Mortgage Trust (publicly
                                                                  company) (2004 - 2007); and        traded mortgage REIT) (2004 -
                                                                  Executive Vice President and       2009)
                                                                  Chief Financial Officer, Pedestal
                                                                  Inc. (internet-based mortgage
                                                                  trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)     Trustee          Trustee since 2004.        Chairman, Bush International, LLC  Director of Marriott
                                       Serves until a successor   (international financial advisory  International, Inc. (2008 -
                                       trustee is elected or      firm) (1991 - present); Senior     present); Director of Discover
                                       earlier retirement or      Managing Director, Brock Capital   Financial Services (credit
                                       removal.                   Group, LLC (strategic business     card issuer and electronic
                                                                  advisors) (2010 - present);        payment services) (2007 -
                                                                  Managing Director, Federal         present); Former Director of
                                                                  Housing Finance Board (oversight   Briggs & Stratton Co. (engine
                                                                  of Federal Home Loan Bank system)  manufacturer) (2004 - 2009);
                                                                  (1989 - 1991); Vice President and
                                                                  Head of International Finance,
                                                                  Federal National Mortgage
                                                                  Association (1988 - 1989); U.S.
                                                                  Alternate Executive Director,
                                                                  International Monetary Fund (1984
                                                                  - 1988); Executive Assistant to
                                                                  Deputy Secretary of the U.S.
                                                                  Treasury, U.S. Treasury
                                                                  Department (1982 - 1984); and
                                                                  Vice President and Team Leader in
                                                                  Corporate Banking, Bankers Trust
                                                                  Co. (1976 - 1982)
-----------------------------------------------------------------------------------------------------------------------------------

32    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                      Position Held    Length of Service                                             Other Directorships
Name and Age          with the Fund    and Term of Office         Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62) (continued)                                                                        Former Director of UAL
                                                                                                     Corporation (airline holding
                                                                                                     company) (2006 - 2010);
                                                                                                     Director of ManTech
                                                                                                     International Corporation
                                                                                                     (national security, defense,
                                                                                                     and intelligence technology
                                                                                                     firm) (2006 - present);
                                                                                                     Member, Board of Governors,
                                                                                                     Investment Company Institute
                                                                                                     (2007 - present); Member,
                                                                                                     Board of Governors,
                                                                                                     Independent Directors Council
                                                                                                     (2007 - present); Former
                                                                                                     Director of Brady Corporation
                                                                                                     (2000 - 2007); Former Director
                                                                                                     of Mortgage Guaranty Insurance
                                                                                                     Corporation (1991 - 2006);
                                                                                                     Former Director of Millennium
                                                                                                     Chemicals, Inc. (commodity
                                                                                                     chemicals) (2002 - 2005);
                                                                                                     Former Director, R.J. Reynolds
                                                                                                     Tobacco Holdings, Inc.
                                                                                                     (tobacco) (1999 - 2005); and
                                                                                                     Former Director of Texaco,
                                                                                                     Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------

               Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10
33

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                                              Other Directorships
Name and Age               with the Fund   and Term of Office         Principal Occupation                Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)  Trustee         Trustee since 2008.        William Joseph Maier Professor of   Trustee, Mellon
                                           Serves until a successor   Political Economy, Harvard          Institutional Funds
                                           trustee is elected or      University (1972 - present)         Investment Trust and
                                           earlier retirement or                                          Mellon Institutional Funds
                                           removal.                                                       Master Portfolio (oversaw
                                                                                                          17 portfolios in fund
                                                                                                          complex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)  Trustee         Trustee since 2004.        Founding Director, Vice President   None
                                           Serves until a successor   and Corporate Secretary, The
                                           trustee is elected or      Winthrop Group, Inc. (consulting
                                           earlier retirement or      firm) (1982 - present); Desautels
                                           removal.                   Faculty of Management, McGill
                                                                      University (1999 - present); and
                                                                      Manager of Research Operations and
                                                                      Organizational Learning, Xerox
                                                                      PARC, Xerox's Advance Research
                                                                      Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)       Trustee         Trustee since 2006.        Chairman and Chief Executive        Director, Broadridge
                                           Serves until a successor   Officer, Quadriserv, Inc.           Financial Solutions, Inc.
                                           trustee is elected or      (technology products for            (investor communications
                                           earlier retirement or      securities lending industry) (2008  and securities processing
                                           removal.                   - present); private investor (2004  provider for financial
                                                                      - 2008); and Senior Executive Vice  services industry) (2009 -
                                                                      President, The Bank of New York     present); and Director,
                                                                      (financial and securities           Quadriserv, Inc. (2005 -
                                                                      services) (1986 - 2004)             present)
-----------------------------------------------------------------------------------------------------------------------------------

34    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                                              Other Directorships
Name and Age               with the Fund   and Term of Office         Principal Occupation                Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee         Trustee since 2004.        President and Chief Executive       Director of New America
                                           Serves until a successor   Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                                           trustee is elected or      Inc. (investment banking firm)      (closed-end investment
                                           earlier retirement or      (1981 - present)                    company) (2004 -
                                           removal.                                                       present); and member,
                                                                                                          Board of Governors,
                                                                                                          Investment Company
                                                                                                          Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Trustee         Trustee since 2008.        Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a successor   Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           trustee is elected or      present); and Partner, Sullivan &   (closed-end investment
                                           earlier retirement or      Cromwell LLP (prior to 1998)        company); and Director,
                                           removal.                                                       AMVESCAP, PLC (investment
                                                                                                          manager) (1997 - 2005)
-----------------------------------------------------------------------------------------------------------------------------------



             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10    35

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held       Length of Service                                          Other Directorships
Name and Age               with the Fund       and Term of Office      Principal Occupation               Held by this Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46) Secretary           Since 2010. Serves at   Vice President and Associate       None
                                               the discretion of the   General Counsel of Pioneer since
                                               Board.                  January 2008 and Secretary of all
                                                                       of the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior Counsel
                                                                       of Pioneer from July 2002 to
                                                                       December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)     Assistant Secretary Since 2010. Serves at   Fund Governance Director of        None
                                               the discretion of the   Pioneer since December 2006 and
                                               Board.                  Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager - Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from January
                                                                       2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)          Assistant Secretary Since 2010. Serves at   Counsel of Pioneer since June      None
                                               the discretion of the   2007 and Assistant Secretary of
                                               Board.                  all the Pioneer Funds since June
                                                                       2010; and Vice President and
                                                                       Counsel at State Street Bank from
                                                                       October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)       Treasurer           Since 2008. Serves at   Vice President - Fund Accounting,  None
                                               the discretion of the   Administration and Controllership
                                               Board.                  Services of Pioneer; Treasurer of
                                                                       all of the Pioneer Funds since
                                                                       March 2008; Deputy Treasurer of
                                                                       Pioneer from March 2004 to
                                                                       February 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds from March 2004 to February
                                                                       2008; and Treasurer and Senior
                                                                       Vice President, CDC IXIS Asset
                                                                       Management Services, from 2002 to
                                                                       2003
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)      Assistant Treasurer Since 2004. Serves at   Assistant Vice President - Fund    None
                                               the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Assistant Treasurer
                                                                       of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------

36    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held       Length of Service                                          Other Directorships
Name and Age               with the Fund       and Term of Office      Principal Occupation               Held by this Officer
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)         Assistant Treasurer Since 2004. Serves at   Fund Accounting Manager - Fund     None
                                               the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Assistant Treasurer
                                                                       of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)      Assistant Treasurer Since 2009. Serves at   Fund Administration Manager -      None
                                               the discretion of the   Fund Accounting, Administration
                                               Board.                  and Controllership Services since
                                                                       November 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since January 2009; and
                                                                       Client Service Manager -
                                                                       Institutional Investor Services
                                                                       at State Street Bank from March
                                                                       2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)       Chief Compliance    Since 2010. Serves at   Chief Compliance Officer of        None
                           Officer             the discretion of the   Pioneer and of all the Pioneer
                                               Board.                  Funds since March 2010; Director
                                                                       of Adviser and Portfolio
                                                                       Compliance at Pioneer since
                                                                       October 2005; and Senior
                                                                       Compliance Officer for Columbia
                                                                       Management Advisers, Inc. from
                                                                       October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10    37

                            This page for your notes.


38     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

                            This page for your notes.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     39

                            This page for your notes.


40     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

                            This page for your notes.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     41

                            This page for your notes.


42     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

                            This page for your notes.


            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10     43

                            This page for your notes.


44     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $101,158 in 2010 and $231,800 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $24,870 in 2010 and $58,030 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2010 and 2009, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $24,870 in 2009 and $58,030 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 28, 2011

* Print the name and title of each signing officer under his or her signature.